UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

(MainStay Fiera SMID Growth, MainStay PineStone U.S. Equity Fund, MainStay PineStone International Equity Fund and MainStay PineStone Global Equity Fund only)

Date of reporting period: October 31, 2023

FORM N-CSR

The information presented in this Form N-CSR relates solely to the MainStay Fiera SMID Growth, MainStay PineStone U.S. Equity Fund, MainStay PineStone International Equity Fund and MainStay PineStone Global Equity Fund, each a series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay PineStone U.S. Equity Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
This year we are delighted to expand our roster of compelling, high-quality investment solutions to help our clients enhance their portfolios and position them for long-term success. Our goal is to enable investors to benefit from our partners’ institutional-quality credentials and experience.
During the reporting period from April 1, 2023, through October 31, 2023, interest rates and inflation were the primary forces driving equity market behavior. U.S. inflation levels, as measured by the Consumer Price Index, declined from 4.9% in April to 3.2% in October, down from the peak of 9.1% in June 2022, although well above the 2% target set by the U.S. Federal Reserve (the “Fed”). At the same time, the benchmark federal funds rate climbed to over 5%, its highest level since the financial crisis of 2007, as the Fed attempted to drive inflation still lower. Comments from Fed members reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of persistently elevated inflation and rising interest rates.
Despite this backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—U.S. equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy, followed by utilities, as rising interest rates undermined the appeal of high-yielding stocks. International equities broadly trailed their U.S. counterparts, generally producing negative returns as economic growth in the rest of world lagged that of the United States, and as the U.S. dollar rose in value compared to most other global currencies.
In the face of today’s uncertain market environment, New York Life Investments is pleased to continue building on our multi-boutique approach, offering access to diverse, independent thinking that translates into thoughtful investment solutions. We remain dedicated to providing the guidance, resources and investment solutions you need to achieve your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	Seven Months[2]	One Year	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	9/30/2019	2.51%	12.15%	12.97%	1.12%
		Excluding sales charges		2.51	12.15	12.97	1.12
Class C Shares	Maximum 1.00% CDSC	With sales charges	8/28/2023	N/A	N/A	-5.45	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges		N/A	N/A	-4.50	2.03
Class I Shares[4]			9/30/2019	2.64	12.34	13.22	0.87
Class P Shares			8/28/2023	N/A	N/A	-4.30	0.78
Class R6 Shares			8/28/2023	N/A	N/A	-4.36	0.78

1.	Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Effective August 25, 2023, the Fiera Capital U.S. Equity Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Performance figures for Class A shares and Class I shares reflect the historical performance of the then-existing Investor Class shares and Institutional Class shares, respectively, of the Predecessor Fund, which was subject to a different fee structure for periods prior to August 28, 2023. The Fund commenced operations on August 28, 2023.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Seven Months[1]	One Year	Since Inception
S&P 500® Index[2]	2.97%	10.14%	10.56%
Morningstar Large Blend Category Average[3]	1.35	7.62	8.41

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay PineStone U.S. Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay PineStone U.S. Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,003.20	$4.95	$1,020.26	$4.99	0.98%
Class C Shares [3,4]	$1,000.00	$ 955.00	$3.29	$1,005.54	$3.38	1.89%
Class I Shares	$1,000.00	$1,003.90	$3.74	$1,021.47	$3.77	0.74%
Class P Shares [4,5]	$1,000.00	$ 957.00	$1.15	$1,007.73	$1.18	0.66%
Class R6 Shares [4,6]	$1,000.00	$ 956.40	$1.10	$1,007.78	$1.13	0.63%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 65 days for Class C, Class P, Class R6 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $9.60 for Class C shares and the ending account value would have been $1,015.68 for Class C shares.
4.	The inception date of the class was August 28, 2023.
5.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.36 for Class P shares and the ending account value would have been $1,021.88 for Class P shares.
6.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $3.21 for Class R6 shares and the ending account value would have been $1,022.03 for Class R6 shares.
7

Industry Composition as of October 31, 2023 (Unaudited)
Software	16.0%
Capital Markets	14.6
Specialty Retail	13.9
Machinery	7.3
Chemicals	7.3
Interactive Media & Services	6.7
Health Care Providers & Services	6.5
Financial Services	5.1
Beverages	3.9
Pharmaceuticals	3.3
Semiconductors & Semiconductor Equipment	2.8
Health Care Equipment & Supplies	2.7%
Building Products	2.7
Life Sciences Tools & Services	2.3
Textiles, Apparel & Luxury Goods	2.3
Household Products	1.5
Personal Care Products	0.8
Short–Term Investment	0.4
Other Assets, Less Liabilities	–0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class A
3.	UnitedHealth Group, Inc.
4.	AutoZone, Inc.
5.	Moody's Corp.
6.	Mastercard, Inc., Class A
7.	Lowe's Cos., Inc.
8.	Linde plc
9.	PepsiCo, Inc.
10.	TJX Cos., Inc. (The)

8	MainStay PineStone U.S. Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Nadim Rizk, CFA, and Andrew Chan of PineStone Asset Management Inc., the Fund’s Subadvisor.
How did MainStay PineStone U.S. Equity Fund perform during the period from April 1, 2023, through October 31, 2023?
For the reporting period ended October 31, 2023, Class I shares of MainStay PineStone U.S. Equity Fund returned 2.64%, underperforming the 2.97% return of the Fund’s primary benchmark, the S&P 500® Index (the “Index”). Over the same period, Class I shares outperformed the 1.35% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the first half of the reporting period, equity markets continued to move higher as banking fears subsided and the U.S. government agreed to a debt-ceiling resolution. With plenty of cash on the sidelines, artificial intelligence ("AI") enthusiasm, and the Federal Reserve finally pausing rate hikes; technology mega-cap stocks boosted overall equity market performance. Subsequently, equity markets began to move lower in August after recovering significantly through the first seven months of 2023. During the reporting period, oil prices and interest rates moved higher.
The Fund’s performance relative to the Index suffered primarily due to stock selection. Throughout the reporting period, the Fund’s focus remained on identifying high-quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, and adding to durable pricing power.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Index, underweight exposure to the lagging utilities and real estate sectors, together with advantageous security selection in the materials sector, provided the strongest positive contributions to the Fund’s performance. (Contributions take weightings and total returns into account.) Conversely, security selection in the consumer discretionary and industrials sectors detracted most significantly.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included software developer Microsoft and information company Alphabet. Microsoft reported robust earnings results despite a challenging macro spending environment. Shares also benefited from investor enthusiasm for AI, which the company began incorporating into key products. Alphabet, the parent company of search engine giant Google, gained ground as a perceived threat to Google’s search dominance from AI company ChatGPT largely dissipated, with Google continuing to deploy its own AI solutions and gain traction with users. Google’s advertising sales were bolstered by AI developments, and the company saw ongoing growth in its cloud division, as AI startups continued to use GCP (“Google Cloud Platform”). In addition, better cost controls supported the company’s strong financial results.
The most significant detractors from the Fund’s absolute performance during the reporting period included Mettler-Toledo, the largest global provider of scales and precision instruments, and Analog Devices, a leader in high-end analog semiconductor chips. The decline in Mettler-Toledo shares was driven by industrywide concerns of a slowdown in biopharmaceutical spending, and a normalization in demand as the pandemic wound down. Analog Devices shares underperformed as signals of a slowdown came from auto and industrial end-market customers. Although the company experienced strong growth following pent-up post-pandemic demand and a longer restocking phase, macro and cyclical pressures, as well as a weaker outlook on China, weighed on the stock. There were no material changes to the Fund’s positions in either of these holdings, as we believe their long-term prospects remain intact.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund did not exit or initiate any new positions. The Fund did, however, opt into the Johnson & Johnson exchange offer tendering Johnson & Johnson shares for Kenvue, the spinoff of the company’s consumer-products business. Kenvue includes popular brands such as Tylenol, Listerine and Band-Aid. The stock swap was offered at what we deemed to be an attractive 7% discount to Kenvue’s stock price. The Fund’s mid- to long-term position in Kenvue remains subject to continuous monitoring and adjustments as needed.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund’s exposure to the communication services and consumer staples sectors increased, while exposure to the health care and industrials sectors decreased.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight positions relative to the Index in the consumer discretionary and

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

financials sectors. As of the same date, information technology and energy represented the Fund’s most significantly underweight sector positions.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay PineStone U.S. Equity Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.7%
Beverages 3.9%
PepsiCo, Inc.	48,109	$ 7,855,238
Building Products 2.7%
Carrier Global Corp.	113,534	5,411,030
Capital Markets 14.6%
CME Group, Inc.	31,470	6,717,586
FactSet Research Systems, Inc.	12,597	5,440,518
Moody's Corp.	37,767	11,632,236
MSCI, Inc.	12,434	5,863,253
		29,653,593
Chemicals 7.3%
Linde plc	21,288	8,135,422
Sherwin-Williams Co. (The)	27,842	6,632,243
		14,767,665
Financial Services 5.1%
Mastercard, Inc., Class A	27,406	10,314,248
Health Care Equipment & Supplies 2.7%
Becton Dickinson & Co.	22,096	5,585,427
Health Care Providers & Services 6.5%
UnitedHealth Group, Inc.	24,633	13,192,449
Household Products 1.5%
Colgate-Palmolive Co.	41,153	3,091,413
Interactive Media & Services 6.7%
Alphabet, Inc., Class A (a)	109,819	13,626,342
Life Sciences Tools & Services 2.3%
Mettler-Toledo International, Inc. (a)	4,830	4,758,516
Machinery 7.3%
Graco, Inc.	73,802	5,487,179
Middleby Corp. (The) (a)	36,023	4,065,916
Otis Worldwide Corp.	68,858	5,316,526
		14,869,621
Personal Care Products 0.8%
Kenvue, Inc.	91,814	1,707,740
	Shares	Value

Pharmaceuticals 3.3%
Johnson & Johnson	44,677	$ 6,627,386
Semiconductors & Semiconductor Equipment 2.8%
Analog Devices, Inc.	35,828	5,636,819
Software 15.9%
Adobe, Inc. (a)	10,514	5,594,079
Microsoft Corp.	60,077	20,312,635
Oracle Corp.	62,343	6,446,266
		32,352,980
Specialty Retail 14.0%
AutoZone, Inc. (a)	5,001	12,388,127
Lowe's Cos., Inc.	42,967	8,188,221
TJX Cos., Inc. (The)	88,211	7,768,743
		28,345,091
Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc., Class B	45,836	4,710,566
Total Common Stocks (Cost $178,798,037)		202,506,124
Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 5.275% (b)	880,647	880,647
Total Short-Term Investment (Cost $880,647)		880,647
Total Investments (Cost $179,678,684)	100.1%	203,386,771
Other Assets, Less Liabilities	(0.1)	(188,287)
Net Assets	100.0%	$ 203,198,484

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 114,236	$ (113,355)	$ —	$ —	$ 881	$ 27	$ —	881
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 202,506,124	$ —	$ —	$ 202,506,124
Short-Term Investment
Affiliated Investment Company	880,647	—	—	880,647
Total Investments in Securities	$ 203,386,771	$ —	$ —	$ 203,386,771

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay PineStone U.S. Equity Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $178,798,037)	$202,506,124
Investment in affiliated investment companies, at value (identified cost $880,647)	880,647
Receivables:
Investment securities sold	602,019
Dividends	126,587
Other assets	15,764
Total assets	204,131,141
Liabilities
Payables:
Investment securities purchased	798,931
Manager (See Note 3)	90,867
Professional fees	21,859
Transfer agent (See Note 3)	16,410
Custodian	1,801
Shareholder communication	1,562
Fund shares redeemed	415
NYLIFE Distributors (See Note 3)	138
Accrued expenses	674
Total liabilities	932,657
Net assets	$203,198,484
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 13,049
Additional paid-in-capital	179,372,771
179,385,820
Total distributable earnings (loss)	23,812,664
Net assets	$203,198,484
Class A
Net assets applicable to outstanding shares	$ 769,265
Shares of beneficial interest outstanding	49,513
Net asset value per share outstanding	$ 15.54
Maximum sales charge (5.50% of offering price)	0.90
Maximum offering price per share outstanding	$ 16.44
Class C
Net assets applicable to outstanding shares	$ 23,870
Shares of beneficial interest outstanding	1,539
Net asset value and offering price per share outstanding	$ 15.51
Class I
Net assets applicable to outstanding shares	$ 96,987,830
Shares of beneficial interest outstanding	6,227,897
Net asset value and offering price per share outstanding	$ 15.57
Class P
Net assets applicable to outstanding shares	$ 23,922
Shares of beneficial interest outstanding	1,536
Net asset value and offering price per share outstanding(a)	$ 15.58
Class R6
Net assets applicable to outstanding shares	$105,393,597
Shares of beneficial interest outstanding	6,768,287
Net asset value and offering price per share outstanding	$ 15.57

(a)	The difference between the calculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Operations for the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 691,812	$ 1,100,931
Dividends-affiliated	27,175	—
Total income	718,987	1,100,931
Expenses
Investment advisory (See Note 3)	365,883	481,055
Fund accounting and administration	29,213	72,274
12b-1—Class A (See Note 3)	176	—
12b-1—Class C (See Note 3)	44	—
12b-1—Investor Class (See Note 3)	—	38
Transfer agent (See Note 3)	37,142	51,847
Registration	25,747	36,123
Audit and tax	24,942	37,513
Custodian	4,120	6,402
Trustees	21,171	50,000
Chief compliance officer	8,435	21,000
Legal	17,015	49,309
Licensing	2,546	12,613
Miscellaneous	14,097	23,602
Total expenses before waiver/reimbursement	550,531	841,776
Expense waiver of fees and reimbursement of expenses (See Note 3)	(65,498)	(185,754)
Net expenses	485,033	656,022
Net investment income (loss)	233,954	444,909
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	387,691	(109,569)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(3,481,940)	(1,944,603)
Net realized and unrealized gain (loss)	(3,094,249)	(2,054,172)
Net increase (decrease) in net assets resulting from operations	$(2,860,295)	$(1,609,263)

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay PineStone U.S. Equity Fund

Statements of Changes in Net Assets
for the period April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and and March 31, 2022
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 233,954	$ 444,909	$ 317,654
Net realized gain (loss)	387,691	(109,569)	2,164,104
Net change in unrealized appreciation (depreciation)	(3,481,940)	(1,944,603)	10,205,524
Net increase (decrease) in net assets resulting from operations	(2,860,295)	(1,609,263)	12,687,282
Distributions to shareholders:
Class A	—	(508)	(170)
Class I	—	(3,144,318)	(1,092,787)
Total distributions to shareholders	—	(3,144,826)	(1,092,957)
Capital share transactions:
Net proceeds from sales of shares	118,532,733	4,978,500	10,365,223
Net asset value of shares issued to shareholders in reinvestment of distributions	—	1,975,733	647,152
Cost of shares redeemed	(1,742,748)	(10,015,209)	(7,182,480)
Increase (decrease) in net assets derived from capital share transactions	116,789,985	(3,060,976)	3,829,895
Net increase (decrease) in net assets	113,929,690	(7,815,065)	15,424,220
Net Assets
Beginning of period	89,268,794	97,083,859	81,659,639
End of period	$203,198,484	$ 89,268,794	$97,083,859

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	April 1, 2023 through October 31,	Year Ended March 31,			September 30, 2019^ March 31,
Class A	2023 #(a)	2023	2022	2021	2020
Net asset value at beginning of period	$ 15.16	$ 15.92	$ 13.93	$ 9.28	$ 10.00
Net investment income (loss) (b)	(0.01)	0.04	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.39	(0.31)	2.12	4.78	(0.72)
Total from investment operations	0.38	(0.27)	2.14	4.81	(0.69)
Less distributions:
From net investment income	—	(0.03)	(0.02)	(0.03)	(0.03)
From net realized gain on investments	—	(0.46)	(0.13)	(0.13)	(0.00)‡
Total distributions	—	(0.49)	(0.15)	(0.16)	(0.03)
Net asset value at end of period	$ 15.54	$ 15.16	$ 15.92	$ 13.93	$ 9.28
Total investment return	2.51%(c)	(1.45)% (d)(e)	15.20% (d)(e)	52.04% (d)(e)	(6.96)% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12)%††	0.27% (f)(g)	0.09% (f)(g)	0.24% (f)(g)	0.48% (f)(g)
Net expenses	0.97%††(h)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)
Expenses (before waiver/reimbursement)	0.99%††(h)	1.21%(g)	1.13%(g)	1.29%(g)	1.73%(g)
Portfolio turnover rate	2%	6%(e)	10%(e)	8%(e)	6%(e)
Net assets at end of period (in 000's)	$ 769	$ 17	$ 16	$ 14	$ 9

#	The Fund changed its fiscal year end from March 31 to October 31.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay PineStone U.S. Equity Fund

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class C	2023
Net asset value at beginning of period	$ 16.32
Net investment income (loss) (a)	(0.02)
Net realized and unrealized gain (loss)	(0.79)
Total from investment operations	(0.81)
Net asset value at end of period	$ 15.51
Total investment return (b)(c)	(4.96)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.75)%
Net expenses††(d)	1.89%
Expenses (before waiver/reimbursement)††(d)	1.91%
Portfolio turnover rate	2%
Net assets at end of period (in 000’s)	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	April 1, 2023 through October 31,	Year Ended March 31,			September 30, 2019^ March 31,
Class I	2023 #(a)	2023	2022	2021	2020
Net asset value at beginning of period	$ 15.17	$ 15.94	$ 13.95	$ 9.28	$ 10.00
Net investment income (loss) (b)	0.04	0.07	0.05	0.06	0.04
Net realized and unrealized gain (loss)	0.36	(0.31)	2.13	4.79	(0.73)
Total from investment operations	0.40	(0.24)	2.18	4.85	(0.69)
Less distributions:
From net investment income	—	(0.07)	(0.06)	(0.05)	(0.03)
From net realized gain on investments	—	(0.46)	(0.13)	(0.13)	(0.00)‡
Total distributions	—	(0.53)	(0.19)	(0.18)	(0.03)
Net asset value at end of period	$ 15.57	$ 15.17	$ 15.94	$ 13.95	$ 9.28
Total investment return	2.64%(c)	(1.26)% (d)(e)	15.49% (d)(e)	52.48% (d)(e)	(6.91)% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%††	0.51% (f)(g)	0.33% (f)(g)	0.48% (f)(g)	0.73% (f)(g)
Net expenses	0.75%††(h)	0.75% (f)(g)	0.75% (f)(g)	0.75% (f)(g)	0.75% (f)(g)
Expenses (before waiver/reimbursement)	0.86%††(h)	0.96%(g)	0.88%(g)	1.04%(g)	1.48%(g)
Portfolio turnover rate	2%	6%(e)	10%(e)	8%(e)	6%(e)
Net assets at end of period (in 000's)	$ 96,988	$ 89,251	$ 97,068	$ 81,645	$ 43,299

#	The Fund changed its fiscal year end from March 31 to October 31.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay PineStone U.S. Equity Fund

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class P	2023
Net asset value at beginning of period	$ 16.35
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	(0.78)
Total from investment operations	(0.77)
Net asset value at end of period	$ 15.58
Total investment return (b)(c)	(4.71)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.48%
Net expenses††(d)	0.66%
Portfolio turnover rate	2%
Net assets at end of period (in 000’s)	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

August 28, 2023^ through October 31,
Class R6	2023
Net asset value at beginning of period	$ 16.35
Net investment income (loss) (a)	0.00‡
Net realized and unrealized gain (loss)	(0.78)
Total from investment operations	(0.78)
Net asset value at end of period	$ 15.57
Total investment return (b)(c)	(4.77)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.10%
Net expenses††(d)	0.63%
Portfolio turnover rate	2%
Net assets at end of period (in 000’s)	$ 105,394

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay PineStone U.S. Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital U.S. Equity Long-Term Quality Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on August 28, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to August 28, 2023, refers to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 30, 2019
Class C	August 28, 2023
Class I	September 30, 2019
Class P	August 28, 2023
Class R6	August 28, 2023
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A shares at the end of the calendar quarter eight years after the date they were purchased. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are invested directly with the Fund. An investment minimum of $5,000,000 for Class P shares applies and no subsequent investment minimum.  Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A shares. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital appreciation.
Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.

20	MainStay PineStone U.S. Equity Fund

The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period August 28, 2023 through October 31, 2023, there were no material changes to the fair value methodologies. Prior to August 28, 2023, the fair value methodologies belonged to the Predecessor Fund and may differ to the methodologies described above.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the
21

Notes to Financial Statements (continued)
valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least annually and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and

22	MainStay PineStone U.S. Equity Fund

increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  Effective August 28, 2023, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. PineStone Asset Management Inc. (“PineStone” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.55% of the Fund's average daily net assets.
Prior to August 28, 2023, Fiera Capital, Inc. served as the Manager to the Fund. Under a previous Management Agreement, the Predecessor Fund paid Fiera a monthly fee in arrears that accrued daily at an annual rate of 0.55% of the average daily net assets of the Fund. During the period ended October 31, 2023, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.55%.
Effective August 28, 2023, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 0.99%; Class C, 1.89%; Class I, 0.74%; Class R6, 0.73% and Class P, 0.74%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to August 28, 2023, the prior Manager contractually entered into an expense limitation and reimbursement agreement under which the Manager (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (taxes (including foreign transaction taxes), distribution fees, expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts: Investor Class, 1.00%; and Institutional Class, 0.75%.
For the period August 26, 2023 through October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $157,018 and waived fees and/or reimbursed certain class specific expenses in the amount of $3,121 and paid the Subadvisor in the amount of $78,509.
For the period April 1, 2023 through August 25, 2023, Fiera earned fees from the Fund in the amount of $208,865 and waived and/or reimbursed certain class specific expenses in the amount of $62,377.
Effective August 28, 2023, JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to August 28, 2023, these services were provided by UMB Fund Services ("UMB").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
23

Notes to Financial Statements (continued)
(B) Distribution and Service Fees.  Effective August 28, 2023, the Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
Prior to August 28, 2023, under a distribution plan, the Investor Class of the Predecessor Fund paid distribution fees for the sale and distribution of Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Investor Class.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Effective August 28, 2023, NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period August 26, 2023 through October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 57	$—
Class C	11	—
Class I	16,399	—
Class P	—	—
Class R6	410	—
Prior to August 26, 2023, these services were provided by UMB.  The transfer agent expenses incurred by the Fund and any applicable waivers for the period April 1, 2023 through August 25, 2023, were as follows:
Class	Expense	Waived
Class A	$ 4	$—
Class C	—	—
Class I	20,261	—
Class R6	—	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(E) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$23,660	3.1%
Class C	23,870	100.0
Class P	23,922	100.0
Class R6	23,913	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$174,363,692	$29,502,049	$(478,970)	$29,023,079
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$332,110	$245,735	$—	$29,023,079	$29,600,924

24	MainStay PineStone U.S. Equity Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale.
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and March 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023	2022
Distributions paid from:
Ordinary Income	$—	$ 410,307	$ 330,223
Long-Term Capital Gains	—	2,734,519	762,734
Total	$—	$3,144,826	$1,092,957

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
Effective August 28, 2023, JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to August 28, 2023, these services were provided by UMB Bank, N.A.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the period ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $118,524 and $2,004, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the period April 1, 2023 through October 31, 2023, the year ended March 31, 2023 and the year ended March 31, 2022, were as follows:
Class A(a)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	48,365	$ 774,250
Net increase (decrease)	48,365	$ 774,250
Year ended March 31, 2023:
Shares sold	88	$ 1,300
Shares issued to shareholders in reinvestment of distributions	36	507
Net increase (decrease)	124	$ 1,807
Year ended March 31, 2022:
Shares sold	147	$ 2,300
Shares issued to shareholders in reinvestment of distributions	10	171
Shares redeemed	(148)	(2,414)
Net increase (decrease)	9	$ 57

Class C(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,539	$ 25,000
Net increase (decrease)	1,539	$ 25,000

25

Notes to Financial Statements (continued)
Class I(d)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	456,905	$ 7,342,486
Shares redeemed	(111,675)	(1,742,748)
Net increase (decrease)	345,230	$ 5,599,738
Year ended March 31, 2023:
Shares sold	335,273	$ 4,977,200
Shares issued to shareholders in reinvestment of distributions	138,905	1,975,226
Shares redeemed	(681,833)	(10,015,209)
Net increase (decrease)	(207,655)	$ (3,062,783)
Year ended March 31, 2022:
Shares sold	624,195	$ 10,362,923
Shares issued to shareholders in reinvestment of distributions	37,463	646,981
Shares redeemed	(425,670)	(7,180,066)
Net increase (decrease)	235,988	$ 3,829,838

Class P(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,536	$ 25,000
Net increase (decrease)	1,536	$ 25,000

Class R6(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	6,768,287	$110,365,997
Net increase (decrease)	6,768,287	$110,365,997

(a)	Investor Class converted to Class A on August 25, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was August 28, 2023.
(d)	Institutional Class converted to Class I on August 25, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Change in Independent Registered Public Accounting Firm
The Board has selected KPMG LLP (“KPMG”) to serve as the Fund’s independent registered public accounting firm for the fiscal period ended October 31, 2023. The decision to select KPMG was recommended by the Audit Committee and was approved by the Board on May 2, 2023. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, neither, the Fund, its portfolio nor anyone on its behalf consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
On August 28, 2023, the Predecessor Fund was reorganized into the Fund. As a result of this reorganization, Deloitte & Touche LLP (“Deloitte”) was effectively dismissed as the Predecessor Fund’s independent registered public accounting firm. The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of Deloitte.
Deloitte’s report on the Fund’s financial statements for the fiscal years ended March 31, 2023, and March 31, 2022, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay PineStone U.S. Equity Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay PineStone U.S. Equity Fund (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and changes in net assets for the of the period of April 1, 2023 to October 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.
The statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the years in the two-year period ended March 31, 2023, and the financial highlights for each of the years in the three-year period ended March 31, 2023 and for the period from September 30, 2019 (inception date) to Match 31, 2020 were audited by another independent registered public accountant whose report, dated May 26, 2023, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.We conducted our audit in accordance with the standards of the PCAOB.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, the transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 12, 2023
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Management Agreement with respect to the MainStay PineStone U.S. Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and PineStone Asset Management Inc. (“PineStone”) with respect to the Fund (together, “Advisory Agreements”), must be approved initially and, following an initial term of up to two years, the continuance of each is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its May 2, 2023 meeting, the Board, which was comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved each of the Advisory Agreements for an initial two-year period.
In reaching the decision to approve each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and PineStone in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between April 2023 and May 2023, as well as, with respect to the proposed Management Agreement, other information furnished to the Board throughout the year, as deemed relevant by the Trustees.  The Board also considered the advisory and sub-advisory fees charged with respect to a fund sub-advised by PineStone that follows investment strategies substantially similar to those proposed for the Fund and, to the extent applicable, any rationale for any differences in the Fund’s proposed management and subadvisory fees and such fees charged with respect to such other investment advisory client.  In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.  The Board also considered information and materials furnished by New York Life Investments and PineStone in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements, investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments and presentations from New York Life Investments personnel.  The Board also took into account other information received from New York Life Investments throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments.  The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive session with their independent legal counsel and for a portion thereof with senior management of New York Life Investments.  In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant and appropriate by the Trustees.
In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and PineStone; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of a product managed by such portfolio managers with investment strategies substantially similar to those proposed for the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and PineStone with respect to their relationships with the Fund; (iv) the extent to which any economies of scale may be realized if the Fund grows and the extent to which any economies of scale may be shared or benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to peer funds identified by New York Life Investments.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the Subadvisory Agreement.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from PineStone personnel, including a member of the proposed portfolio management team.  The Trustees noted

28	MainStay PineStone U.S. Equity Fund

that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PineStone.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and subadvisory arrangements resulting from, among other things, the Board’s consideration of the management agreements and the subadvisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by New York Life Investments and PineStone
The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and considered that the Fund would operate in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services proposed to be provided pursuant to this structure, including overseeing the services to be provided by PineStone, evaluating the performance of PineStone, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments would devote significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of PineStone and ongoing analysis of, and interactions with, PineStone with respect to, among other things, the Fund’s investment performance and risks as well as PineStone’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis to be provided by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments would provide certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that PineStone proposed to provide to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated PineStone’s experience in managing other portfolios, including a mandate with investment strategies substantially similar to those proposed for the Fund, and PineStone’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at PineStone. The Board considered New York Life Investments’ and PineStone’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PineStone.  The Board also considered PineStone’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s proposed portfolio managers, including with respect to investment strategies substantially similar to those proposed for the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.  In addition, the Board considered information provided by PineStone regarding its business continuity plans.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Fund would likely benefit from the nature, extent and quality of these services.
Investment Performance
In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations, and the relevance of performance was considered by the Trustees in that context.  The Board discussed with New York Life Investments and PineStone the Fund’s proposed investment process and strategies and associated risks.  Additionally, the Board considered the historical performance of an investment portfolio with investment strategies substantially similar to those proposed for the Fund. Based on these considerations, among others, the Board concluded that the Fund was likely to be sub-advised responsibly and capably by PineStone.
Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by New York Life Investments and PineStone
The Board considered the anticipated costs of the services to be provided under each of the Advisory Agreements. The Board also considered the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds.  With respect to the expected profitability of PineStone’s relationship with the Fund, the Board considered information from New York Life Investments that PineStone’s subadvisory fee reflected an arm’s-length negotiation and that this fee would be paid by New York Life Investments, not the Fund, and the relevance of PineStone’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the anticipated costs of the services to be provided by New York Life Investments and PineStone and the expected profits to be realized by New York Life Investments and its affiliates and PineStone, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and PineStone’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and PineStone and acknowledged that New York Life Investments and PineStone must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PineStone to be able to provide high-quality services to the Fund.  The Board recognized that the Fund would benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s expected profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and PineStone and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the potential benefits to PineStone from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to PineStone in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between PineStone and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and PineStone that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services to be provided to the Fund.
The Board observed that, in addition to fees to be earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the anticipated profitability of

30	MainStay PineStone U.S. Equity Fund

the relationship with the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to PineStone and its affiliates due to their relationship with the Fund are consistent with those expected for a subadvisor to a mutual fund.  With respect to PineStone, the Board considered that any profits realized by PineStone due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and PineStone, acknowledging that any such profits would be based on the subadvisory fee paid to PineStone by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses.  The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to PineStone would be paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by other investment advisers to similar mutual funds as the Fund. The Board reviewed fees of funds in the group of peer funds constructed by New York Life Investments for comparative purposes. In addition, the Board considered advisory and subadvisory fees charged with respect to a fund sub-advised by PineStone that follows investment strategies substantially similar to those of the Fund.  The Board considered the contractual management fee schedule of the Fund as compared to that of such other fund, taking into account any rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the funds in the MainStay Group of Funds.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the funds in the MainStay Group of Funds.
The Board considered the extent to which transfer agent fees may contribute to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s proposed management fee and estimated total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit any economies of scale to be appropriately shared with Fund shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees and the evaluation thereof, the Board unanimously voted to approve each of the Advisory Agreements.
32	MainStay PineStone U.S. Equity Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
33

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
34	MainStay PineStone U.S. Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
36	MainStay PineStone U.S. Equity Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
37

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
6092831MS139-23	MSPUE11-12/23
(NYLIM) NL548

MainStay Fiera SMID Growth Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
This year we are delighted to expand our roster of compelling, high-quality investment solutions to help our clients enhance their portfolios and position them for long-term success. Our goal is to enable investors to benefit from our partners’ institutional-quality credentials and experience.
During the reporting period from April 1, 2023, through October 31, 2023, interest rates and inflation were the primary forces driving equity market behavior. U.S. inflation levels, as measured by the Consumer Price Index, declined from 4.9% in April to 3.2% in October, down from the peak of 9.1% in June 2022, although well above the 2% target set by the U.S. Federal Reserve (the “Fed”). At the same time, the benchmark federal funds rate climbed to over 5%, its highest level since the financial crisis of 2007, as the Fed attempted to drive inflation still lower. Comments from Fed members reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of persistently elevated inflation and rising interest rates.
Despite this backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—U.S. equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy, followed by utilities, as rising interest rates undermined the appeal of high-yielding stocks. International equities broadly trailed their U.S. counterparts, generally producing negative returns as economic growth in the rest of world lagged that of the United States, and as the U.S. dollar rose in value compared to most other global currencies.
In the face of today’s uncertain market environment, New York Life Investments is pleased to continue building on our multi-boutique approach, offering access to diverse, independent thinking that translates into thoughtful investment solutions. We remain dedicated to providing the guidance, resources and investment solutions you need to achieve your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	Seven Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	2/12/2018	-1.29%	-1.59%	9.55%	8.08%	1.34%
		Excluding sales charges		-1.29	-1.59	9.55	8.08	1.34
Class C Shares	Maximum 1.00% CDSC	With sales charges	7/24/2023	N/A	N/A	N/A	-13.19	2.24
	if Redeemed Within One Year of Purchase	Excluding sales charges		N/A	N/A	N/A	-12.31	2.24
Class I Shares[4]			6/29/2012	-1.12	-1.35	9.85	8.77	1.09
Class R6 Shares			7/24/2023	N/A	N/A	N/A	-12.02	0.99

1.	Effective at the close of business on July 21, 2023, the Fund changed its fiscal and tax year end from April 30 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Effective July 21, 2023, the Fiera Capital Small/Mid-Cap Growth Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Therefore, the performance information shown below is that of the Predecessor Fund, which had a different fee structure from the Fund. The returns of the Predecessor Fund have not been adjusted to reflect the applicable expenses of the Fund. The historical performance presented prior to February 12, 2018 reflects the performance of APEXcm Small/Mid-Cap Growth Fund, a former series of The Ultimus Managers Trust (the "Prior Predecessor Fund"). The returns of the Prior Predecessor Fund have not been adjusted to reflect the applicable expenses of the Predecessor Fund or the Fund. The returns prior to February 12, 2018 are based on the previous performance and actual fees and expenses of the Prior Predecessor Fund's sole class of shares (i.e., the Predecessor Fund's Institutional Class shares, which commenced operations on June 29, 2012). The Predecessor Fund's Investor Class shares commenced operations on February 12, 2018.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Seven Months[1]	One Year	Five Years	Ten Years
Russell 2500™ Growth Index[2]	-7.74%	-4.80%	5.22%	7.35%
Morningstar Mid Cap Growth[3]	-5.82	-0.45	6.77	7.96

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
3.	The Morningstar Mid-Cap Growth Category Average is representative of funds that invest primarily in U.S. firms that are projected to grow faster than other mid-cap stocks, therefore commanding relatively higher prices. Stocks in the middle 20% of the capitalization of the U.S. equity market are defined as mid-cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Fiera SMID Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Fiera SMID Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$976.60	$6.03	$1,019.11	$6.16	1.21%
Class C Shares [3,4]	$1,000.00	$876.90	$5.27	$1,008.08	$5.64	2.05%
Class I Shares	$1,000.00	$977.80	$4.64	$1,020.52	$4.74	0.93%
Class R6 Shares [3,5]	$1,000.00	$879.80	$2.16	$1,011.40	$2.31	0.84%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 100 days for Class C & Class R6 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	The inception date of the class was July 24, 2023.
4.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $10.41 for Class C shares and the ending account value would have been $1,014.87 for Class C shares.
5.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.28 for Class R6 shares and the ending account value would have been $1,020.97 for Class R6 shares.
7

Industry Composition as of October 31, 2023 (Unaudited)
Biotechnology	15.7%
Software	10.8
Health Care Equipment & Supplies	6.1
Semiconductors & Semiconductor Equipment	5.7
Hotels, Restaurants & Leisure	5.5
IT Services	5.3
Professional Services	4.5
Capital Markets	4.4
Machinery	4.2
Health Care Providers & Services	4.2
Household Durables	4.0
Electrical Equipment	3.8
Aerospace & Defense	3.7
Media	2.7
Construction & Engineering	2.0
Building Products	1.9%
Specialty Retail	1.7
Broadline Retail	1.6
Insurance	1.5
Energy Equipment & Services	1.5
Textiles, Apparel & Luxury Goods	1.3
Oil, Gas & Consumable Fuels	1.2
Electronic Equipment, Instruments & Components	1.1
Chemicals	0.7
Commercial Services & Supplies	0.7
Short–Term Investments	4.1
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	MongoDB, Inc.
2.	Entegris, Inc.
3.	Argenx SE, ADR
4.	HubSpot, Inc.
5.	Molina Healthcare, Inc.
6.	Tyler Technologies, Inc.
7.	BWX Technologies, Inc.
8.	GoDaddy, Inc., Class A
9.	Hyatt Hotels Corp., Class A
10.	PulteGroup, Inc.

8	MainStay Fiera SMID Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Sunil M. Reddy, CFA, and David Cook, CFA, of Fiera Capital Corporation, the Fund’s Subadvisor.
How did MainStay Fiera SMID Growth Fund perform during the period from April 1, 2023, through October 31, 2023?
For the reporting period ended October 31, 2023, Class I shares of MainStay Fiera SMID Growth Fund returned −1.12%, outperforming the −7.74% return of the Fund’s primary benchmark, the Russell 2500™ Growth Index (the “Index”). Over the same period, Class I shares also outperformed the −5.82% return of the Morningstar Mid-Cap Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund’s performance relative to the Index benefited primarily from strong stock selection in the health care and industrials sectors.
Markets delivered solid returns in the second quarter of 2023 on expectations of a “soft landing,” in which increased interest rates bring inflation under control without causing a significant recession. The market’s greatest advances were driven by investor enthusiasm for stocks leveraged to the development and commercialization of artificial intelligence. However, equities lost ground during the remainder of the reporting period as hawkish comments from the U.S. Federal Reserve led to increasing expectations that rates would remain elevated for longer than previously expected.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Index, advantageous security selection in the health care and industrials sectors provided the strongest positive contributions to the Fund’s performance. (Contributions take weightings and total returns into account.) Conversely, underweight exposure to the outperforming energy and consumer staples sectors detracted most significantly.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included database company MongoDB and biotechnology developer Mirati Therapeutics. MongoDB shares benefited from the company’s increasing use of AI in its products at a time when the market richly rewarded AI-related developments. Mirati’s stock appreciated as investors saw updated and improving data for its key pipeline asset, and began to ascribe some value to other assets in its pipeline as well. We view the company’s current and forthcoming products to be well positioned to drive market share gains.
The most significant detractors from the Fund’s absolute performance during the reporting period included chip developer Lattice Semiconductor and online crafts retailer Etsy. Lattice participated in a downturn in sentiment toward non-AI-related semiconductor stocks, particularly in certain geographies and industry verticals where the company has exposure, including industrials and automotive. Lattice management provided a forward outlook that reflected these cyclical headwinds; however, the company continued to demonstrate improving market share and product cycles, which maintained our positive attitude toward the stock. Etsy faced difficult comparisons in the wake of the previous, pandemic-related surge in the company’s business, leading to weaker-than-expected financial results during the current reporting period. Shares also suffered from a shift in sentiment away from growth-oriented companies amid the rapid increase in rates and the possibility of a slowdown in discretionary consumer spending. Both names remained in the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included positions in diversified financial services provider Raymond James Financial and industrial electrical equipment maker Hubbell. Raymond James serves private client, capital markets, asset management and banking businesses. We view the company as a scalable enterprise, with potential for margin expansion as revenues eventually rebound. We see Hubbell as well positioned to benefit from structural growth trends in electrification.
During the same period, the Fund exited positions in cloud networking solutions provider Arista Networks and regional bank Citizens Financial Group, in favor of more attractive risk/reward opportunities.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund’s exposure to the industrials sector increased materially, shifting from an underweight position relative to the Index to an overweight position. Exposure to all other sectors remained relatively unchanged.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight positions relative to the Index in the health care, information technology and industrials sectors. As of the same date, financials, consumer staples and materials represented the Fund’s most significantly underweight sector positions.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 95.8%
Aerospace & Defense 3.7%
BWX Technologies, Inc.	72,258	$ 5,367,324
Curtiss-Wright Corp.	13,091	2,602,622
		7,969,946
Biotechnology 15.7%
Amicus Therapeutics, Inc. (a)	395,485	4,338,470
Apellis Pharmaceuticals, Inc. (a)	72,282	3,517,242
Argenx SE, ADR (a)	12,933	6,072,949
BioMarin Pharmaceutical, Inc. (a)	51,280	4,176,756
Immunocore Holdings plc, ADR (a)	54,060	2,400,264
Karuna Therapeutics, Inc. (a)	18,630	3,103,944
Neurocrine Biosciences, Inc. (a)	40,275	4,468,109
Sarepta Therapeutics, Inc. (a)	28,587	1,924,191
SpringWorks Therapeutics, Inc. (a)(b)	65,697	1,504,461
Veracyte, Inc. (a)	45,064	933,726
Xenon Pharmaceuticals, Inc. (a)	43,447	1,346,857
		33,786,969
Broadline Retail 1.6%
Etsy, Inc. (a)	54,783	3,412,981
Building Products 1.9%
A O Smith Corp.	59,645	4,160,835
Capital Markets 4.4%
Ares Management Corp.	41,816	4,122,640
Raymond James Financial, Inc.	35,126	3,352,425
Stifel Financial Corp.	36,890	2,102,730
		9,577,795
Chemicals 0.7%
Avient Corp.	50,227	1,588,178
Commercial Services & Supplies 0.7%
RB Global, Inc.	23,217	1,518,392
Construction & Engineering 2.0%
EMCOR Group, Inc.	21,209	4,382,840
Electrical Equipment 3.8%
Hubbell, Inc.	11,136	3,007,833
nVent Electric plc	51,700	2,488,321
Regal Rexnord Corp.	23,075	2,732,311
		8,228,465
	Shares	Value

Electronic Equipment, Instruments & Components 1.1%
Cognex Corp.	64,756	$ 2,330,568
Energy Equipment & Services 1.5%
ChampionX Corp.	102,330	3,151,764
Health Care Equipment & Supplies 6.1%
AtriCure, Inc. (a)	52,281	1,811,014
Inari Medical, Inc. (a)	43,699	2,652,966
iRhythm Technologies, Inc. (a)	28,444	2,233,423
Lantheus Holdings, Inc. (a)	36,397	2,351,246
Outset Medical, Inc. (a)	42,825	151,601
Shockwave Medical, Inc. (a)	18,631	3,842,830
		13,043,080
Health Care Providers & Services 4.2%
Guardant Health, Inc. (a)	70,927	1,835,591
Molina Healthcare, Inc. (a)	17,430	5,803,318
Option Care Health, Inc. (a)	52,504	1,455,936
		9,094,845
Hotels, Restaurants & Leisure 5.5%
Hyatt Hotels Corp., Class A	45,611	4,672,391
Royal Caribbean Cruises Ltd. (a)	42,824	3,628,478
Wingstop, Inc.	19,934	3,643,337
		11,944,206
Household Durables 4.0%
PulteGroup, Inc.	61,159	4,500,691
TopBuild Corp. (a)	17,548	4,014,280
		8,514,971
Insurance 1.5%
RenaissanceRe Holdings Ltd.	15,065	3,308,123
IT Services 5.3%
GoDaddy, Inc., Class A (a)	66,739	4,887,297
MongoDB, Inc. (a)	18,740	6,457,617
		11,344,914
Machinery 4.2%
Graco, Inc.	37,496	2,787,828
Lincoln Electric Holdings, Inc.	15,436	2,698,213
Nordson Corp.	17,260	3,669,303
		9,155,344
Media 2.7%
New York Times Co. (The), Class A	100,367	4,045,794

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Fiera SMID Growth Fund

	Shares	Value
Common Stocks (continued)
Media (continued)
Nexstar Media Group, Inc.	13,170	$ 1,844,853
		5,890,647
Oil, Gas & Consumable Fuels 1.2%
EQT Corp.	61,999	2,627,518
Professional Services 4.5%
Insperity, Inc.	31,872	3,373,333
Jacobs Solutions, Inc.	28,288	3,770,790
Paycom Software, Inc.	10,542	2,582,474
		9,726,597
Semiconductors & Semiconductor Equipment 5.7%
Entegris, Inc.	69,397	6,109,712
Lattice Semiconductor Corp. (a)	65,046	3,617,208
Power Integrations, Inc.	37,916	2,628,716
		12,355,636
Software 10.8%
ACI Worldwide, Inc. (a)	71,138	1,449,081
Dolby Laboratories, Inc., Class A	44,088	3,568,483
Gitlab, Inc., Class A (a)	93,277	4,037,028
HubSpot, Inc. (a)	13,801	5,848,450
JFrog Ltd. (a)	120,131	2,701,746
Tyler Technologies, Inc. (a)	15,500	5,779,950
		23,384,738
Specialty Retail 1.7%
Lithia Motors, Inc.	14,920	3,613,773
Textiles, Apparel & Luxury Goods 1.3%
Deckers Outdoor Corp. (a)	4,547	2,714,832
Total Common Stocks (Cost $209,478,038)		206,827,957
Short-Term Investments 4.1%
Affiliated Investment Company 4.1%
MainStay U.S. Government Liquidity Fund, 5.275% (c)	8,800,538	8,800,538
	Shares	Value

Unaffiliated Investment Company 0.0% ‡
Invesco Government & Agency Portfolio, 5.357% (c)(d)	52,900	$ 52,900
Total Short-Term Investments (Cost $8,853,438)		8,853,438
Total Investments (Cost $218,331,476)	99.9%	215,681,395
Other Assets, Less Liabilities	0.1	299,851
Net Assets	100.0%	$ 215,981,246

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2023, the aggregate market value of securities on loan was $51,796. The Fund received cash collateral with a value of $52,900. (See Note 2(G))
(c)	Current yield as of October 31, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 165,335	$ (156,534)	$ —	$ —	$ 8,801	$ 143	$ —	8,801
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 206,827,957	$ —	$ —	$ 206,827,957
Short-Term Investments
Affiliated Investment Company	8,800,538	—	—	8,800,538
Unaffiliated Investment Company	52,900	—	—	52,900
Total Short-Term Investments	8,853,438	—	—	8,853,438
Total Investments in Securities	$ 215,681,395	$ —	$ —	$ 215,681,395

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Fiera SMID Growth Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $209,530,938) including securities on loan of $51,796	$206,880,857
Investment in affiliated investment companies, at value (identified cost $8,800,538)	8,800,538
Receivables:
Fund shares sold	342,762
Dividends	105,370
Other assets	84,820
Total assets	216,214,347
Liabilities
Cash collateral received for securities on loan	52,900
Payables:
Manager (See Note 3)	122,179
Professional fees	26,336
Transfer agent (See Note 3)	12,059
Fund shares redeemed	10,743
Custodian	1,293
Shareholder communication	359
Trustees	315
NYLIFE Distributors (See Note 3)	100
Accrued expenses	6,817
Total liabilities	233,101
Net assets	$215,981,246
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 15,292
Additional paid-in-capital	212,440,641
212,455,933
Total distributable earnings (loss)	3,525,313
Net assets	$215,981,246
Class A
Net assets applicable to outstanding shares	$ 446,286
Shares of beneficial interest outstanding	32,383
Net asset value per share outstanding	$ 13.78
Maximum sales charge (5.50% of offering price)	0.80
Maximum offering price per share outstanding	$ 14.58
Class C
Net assets applicable to outstanding shares	$ 28,155
Shares of beneficial interest outstanding	2,048
Net asset value and offering price per share outstanding	$ 13.75
Class I
Net assets applicable to outstanding shares	$ 85,042,399
Shares of beneficial interest outstanding	6,021,215
Net asset value and offering price per share outstanding	$ 14.12
Class R6
Net assets applicable to outstanding shares	$130,464,406
Shares of beneficial interest outstanding	9,235,869
Net asset value and offering price per share outstanding	$ 14.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Operations for the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $876, $2,360 respectively)	$ 361,390	$ 659,966
Dividends-affiliated	143,113	—
Total income	504,503	659,966
Expenses
Investment advisory (See Note 3)	544,262	759,285
Fund accounting and administration	8,435	74,094
12b-1—Class A (See Note 3)	272	—
12b-1—Class C (See Note 3)	70	—
12b-1—Investor Class (See Note 3)	—	286
Transfer agent (See Note 3)	43,805	62,999
Registration	34,659	38,776
Audit and tax	41,480	36,400
Custodian	5,303	5,049
Trustees	15,874	50,000
Chief compliance officer	6,426	21,000
Legal	11,320	49,291
Licensing	2,490	13,314
Miscellaneous	17,431	34,150
Total expenses before waiver/reimbursement	731,827	1,144,644
Expense waiver of fees and reimbursement of expenses (See Note 3)	(109,714)	(258,525)
Net expenses	622,113	886,119
Net investment income (loss)	(117,610)	(226,153)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	5,510,547	2,498,316
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(18,985,744)	(19,943,100)
Net realized and unrealized gain (loss)	(13,475,197)	(17,444,784)
Net increase (decrease) in net assets resulting from operations	$(13,592,807)	$(17,670,937)

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Fiera SMID Growth Fund

Statements of Changes in Net Assets
for the period April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and and March 31, 2022
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (117,610)	$ (226,153)	$ (438,359)
Net realized gain (loss)	5,510,547	2,498,316	21,029,499
Net change in unrealized appreciation (depreciation)	(18,985,744)	(19,943,100)	(16,580,668)
Net increase (decrease) in net assets resulting from operations	(13,592,807)	(17,670,937)	4,010,472
Distributions to shareholders:
Class A	—	(15,686)	(12,304)
Class I	—	(10,744,946)	(15,810,834)
Total distributions to shareholders	—	(10,760,632)	(15,823,138)
Capital share transactions:
Net proceeds from sales of shares	166,532,260	10,029,361	11,800,353
Net asset value of shares issued to shareholders in reinvestment of distributions	—	9,770,035	14,533,832
Cost of shares redeemed	(11,007,782)	(40,845,009)	(40,672,287)
Increase (decrease) in net assets derived from capital share transactions	155,524,478	(21,045,613)	(14,338,102)
Net increase (decrease) in net assets	141,931,671	(49,477,182)	(26,150,768)
Net Assets
Beginning of period	74,049,575	123,526,757	149,677,525
End of period	$215,981,246	$ 74,049,575	$123,526,757

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	April 1 2023 through October 31,	Year Ended March 31,
Class A	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 13.96	$ 19.12	$ 20.85	$ 12.68	$ 16.71	$ 21.20
Net investment income (loss)	(0.04)(b)	(0.08)(b)	(0.12)(b)	(0.15)(b)	(0.12)(b)	(0.11)
Net realized and unrealized gain (loss)	(0.14)	(2.79)	0.80	12.52	(2.00)	(0.38)
Total from investment operations	(0.18)	(2.87)	0.68	12.37	(2.12)	(0.49)
Less distributions:
From net realized gain on investments	—	(2.29)	(2.41)	(4.20)	(1.91)	(4.00)
Net asset value at end of period	$ 13.78	$ 13.96	$ 19.12	$ 20.85	$ 12.68	$ 16.71
Total investment return	(1.29)%(c)	(14.38)% (d)(e)	2.64% (d)(e)	99.38% (d)(e)	(15.36)% (d)(e)	2.44% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47)%††	(0.52)% (f)(g)	(0.55)% (f)(g)	(0.78)% (f)(g)	(0.70)% (f)(g)	(0.73)% (f)(g)
Net expenses	1.19%††(h)	1.30% (f)(g)	1.30% (f)(g)	1.30% (f)(g)	1.30% (f)(g)	1.30% (f)(g)
Expenses (before waiver/reimbursement)	1.35%††(h)	1.61%(g)	1.40%(g)	1.41%(g)	1.36%(g)	1.36%(g)
Portfolio turnover rate	24%	88%(e)	24%(e)	53%(e)	38%(e)	50%(e)
Net assets at end of period (in 000's)	$ 446	$ 122	$ 108	$ 70	$ 11	$ 11

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

July 24, 2023^ through October 31,
Class C	2023
Net asset value at beginning of period	$ 15.58
Net investment income (loss) (a)	(0.05)
Net realized and unrealized gain (loss)	(1.78)
Total from investment operations	(1.83)
Net asset value at end of period	$ 13.75
Total investment return (b)(c)	(11.75)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(1.23)%
Net expenses††(d)	2.05%
Expenses (before waiver/reimbursement)††(d)	2.12%
Portfolio turnover rate	24%
Net assets at end of period (in 000’s)	$ 28

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Fiera SMID Growth Fund

Financial Highlights selected per share data and ratios
	April 1 2023 through October 31,	Year Ended March 31,
Class I	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 14.28	$ 19.45	$ 21.13	$ 12.78	$ 16.79	$ 21.21
Net investment income (loss)	(0.02)(b)	(0.04)(b)	(0.06)(b)	(0.10)(b)	(0.08)(b)	(0.10)
Net realized and unrealized gain (loss)	(0.14)	(2.84)	0.79	12.65	(2.02)	(0.32)
Total from investment operations	(0.16)	(2.88)	0.73	12.55	(2.10)	(0.42)
Less distributions:
From net realized gain on investments	—	(2.29)	(2.41)	(4.20)	(1.91)	(4.00)
Net asset value at end of period	$ 14.12	$ 14.28	$ 19.45	$ 21.13	$ 12.78	$ 16.79
Total investment return	(1.12)%(c)	(14.18)% (d)(e)	2.85% (d)(e)	100.06% (d)(e)	(15.16)% (d)(e)	2.81% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25)%††	(0.27)% (f)(g)	(0.30)% (f)(g)	(0.53)% (f)(g)	(0.45)% (f)(g)	(0.49)% (f)(g)
Net expenses	0.95%††(h)	1.05% (f)(g)	1.05% (f)(g)	1.05% (f)(g)	1.05% (f)(g)	1.05% (f)(g)
Expenses (before waiver/reimbursement)	1.17%††(h)	1.36%(g)	1.15%(g)	1.16%(g)	1.11%(g)	1.11%(g)
Portfolio turnover rate	24%	88%(e)	24%(e)	53%(e)	38%(e)	50%(e)
Net assets at end of period (in 000's)	$ 85,042	$ 73,927	$ 123,419	$ 149,608	$ 108,356	$ 190,348

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

July 24, 2023^ through October 31,
Class R6	2023
Net asset value at beginning of period	$ 15.96
Net investment income (loss) (a)	0.00‡
Net realized and unrealized gain (loss)	(1.83)
Total from investment operations	(1.83)
Net asset value at end of period	$ 14.13
Total investment return (b)(c)	(11.47)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.00%‡
Net expenses††(d)	0.84%
Expenses (before waiver/reimbursement)††(d)	0.86%
Portfolio turnover rate	24%
Net assets at end of period (in 000’s)	$ 130,464

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Fiera SMID Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital Small/Mid Cap Growth Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on July 24, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to July 24, 2023, refers to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 12, 2018
Class C	July 24, 2023
Class I	June 29, 2012
Class R6	July 24, 2023
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A shares at the end of the calendar quarter eight years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than
Class A shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek long-term capital growth.
Effective at the close of business on July 21, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee.

18	MainStay Fiera SMID Growth Fund

The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period July 24, 2023 through October 31, 2023, there were no material changes to the fair value methodologies. Prior to July 24, 2023, the fair value methodologies belonged to the Predecessor Fund and may differ to the methodologies described above.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the
19

Notes to Financial Statements (continued)
valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's

20	MainStay Fiera SMID Growth Fund

collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2023, are shown in the Portfolio of Investments.
(H) Market Capitalization Risk.  Investments in securities issued by small- or mid-cap companies, will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. Effective July 24, 2023, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York
Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Fiera Capital, Inc. (“Fiera” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Fiera, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
Prior to July 24, 2023, Fiera served as the Manager to the Fund. Under a previous Management Agreement, the Predecessor Fund paid Fiera a monthly fee in arrears that accrued daily at an annual rate of 0.90% of the average daily net assets of the Fund. During the period ended October 31, 2023, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.75%.
Effective July 24, 2023, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.15%; Class C, 2.05%; Class I, 0.85%; and Class R6, 0.84%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to July 24, 2023, the prior Manager contractually entered into an expense limitation and reimbursement agreement under which the Manager (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (taxes (including foreign transaction taxes), distribution fees, expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, and any other expenses the exclusion of which may from time to time be deemed
21

Notes to Financial Statements (continued)
appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts: Investor Class, 1.30%; and Institutional Class, 1.05%.
For the period July 22, 2023 through October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $332,341 and waived fees and/or reimbursed certain class specific expenses in the amount of $33,286 and paid the Subadvisor in the amount of $166,170.
For the period April 1, 2023 through July 21, 2023, Fiera earned fees from the Fund in the amount of $211,921 and waived and/or reimbursed certain class specific expenses in the amount of $76,428.
Effective July 24, 2023, JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to July 24, 2023, these services were provided by UMB Fund Services ("UMB").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  Effective July 24, 2023, the Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
Prior to July 24, 2023, under a distribution plan, the Investor Class of the Predecessor Fund paid distribution fees for the sale and distribution of Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Investor Class.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the period ended October 31, 2023, were $1.
During the period July 24, 2023 through October 31, 2023, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Effective July 24, 2023, NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period July 22, 2023 through October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 70	$—
Class C	17	—
Class I	23,387	—
Class R6	834	—
Prior to July 22, 2023, these services were provided by UMB.  The transfer agent expenses incurred by the Fund and any applicable waivers for the period April 1, 2023 through July 21, 2023, were as follows:
Class	Expense	Waived
Class A	$ 31	$—
Class C	—	—
Class I	19,466	—
Class R6	—	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than

22	MainStay Fiera SMID Growth Fund

$1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C	$21,920	77.9%
Class R6	21,999	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$219,102,647	$10,544,647	$(13,965,899)	$(3,421,252)
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$305,082	$6,641,483	$—	$(3,421,252)	$3,525,313
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustment.
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and March 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023	2022
Distributions paid from:
Ordinary Income	$—	$ 1,125,818	$ 2,197,147
Long-Term Capital Gains	—	9,634,814	13,625,991
Total	$—	$10,760,632	$15,823,138

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
Effective July 24, 2023, JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to July 24, 2023, these services were provided by UMB Bank, N.A.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the period ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $175,164 and $27,753, respectively.
23

Notes to Financial Statements (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the period April 1, 2023 through October 31, 2023, the year ended March 31, 2023 and the year ended March 31, 2022, were as follows:
Class A(a)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	25,254	$ 367,597
Shares redeemed	(1,636)	(25,233)
Net increase (decrease)	23,618	$ 342,364
Year ended March 31, 2023:
Shares sold	3,267	$ 52,602
Shares issued to shareholders in reinvestment of distributions	1,182	15,686
Shares redeemed	(1,306)	(20,731)
Net increase (decrease)	3,143	$ 47,557
Year ended March 31, 2022:
Shares sold	2,016	$ 43,389
Shares issued to shareholders in reinvestment of distributions	610	12,304
Shares redeemed	(351)	(7,703)
Net increase (decrease)	2,275	$ 47,990

Class C(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	2,048	$ 31,523
Net increase (decrease)	2,048	$ 31,523

Class I(d)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	1,564,623	$ 23,621,626
Shares redeemed	(718,580)	(10,881,720)
Net increase (decrease)	846,043	$ 12,739,906
Year ended March 31, 2023:
Shares sold	640,282	$ 9,976,759
Shares issued to shareholders in reinvestment of distributions	718,817	9,754,349
Shares redeemed	(2,528,183)	(40,824,278)
Net increase (decrease)	(1,169,084)	$ (21,093,170)
Year ended March 31, 2022:
Shares sold	561,183	$ 11,756,964
Shares issued to shareholders in reinvestment of distributions	707,677	14,521,528
Shares redeemed	(2,006,116)	(40,664,584)
Net increase (decrease)	(737,256)	$ (14,386,092)

Class R6(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	9,242,555	$142,511,514
Shares redeemed	(6,686)	(100,829)
Net increase (decrease)	9,235,869	$142,410,685

(a)	Investor Class converted to Class A on July 21, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was July 24, 2023.
(d)	Institutional Class converted to Class I on July 21, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Change in Independent Registered Public Accounting Firm
The Board has selected KPMG LLP (“KPMG”) to serve as the Fund’s independent registered public accounting firm for the fiscal period ended October 31, 2023. The decision to select KPMG was recommended by the Audit Committee and was approved by the Board on March 7, 2023. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, neither, the Fund, its portfolio nor anyone on its behalf consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
On July 24, 2023, the Predecessor Fund was reorganized into the Fund. As a result of this reorganization, Deloitte & Touche LLP (“Deloitte”) was effectively dismissed as the Predecessor Fund’s independent registered public accounting firm. The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of Deloitte.
Deloitte’s report on the Fund’s financial statements for the fiscal years ended March 31, 2023, and March 31, 2022, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, (i) there were no

24	MainStay Fiera SMID Growth Fund

disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
25

Report of Independent Registered Public Accounting Firm
To the Shareholders of Fund and Board of Trustees
MainStay Fund Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay Fiera SMID Growth Fund (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and changes in net assets for the period of April 1, 2023 to October 31, 2023 and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.
The statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the years in the two-year period ended March 31, 2023, and the financial highlights for each of the years in the five-year period ended March 31, 2023 were audited by another independent registered public accountant whose report, dated May 26, 2023, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 12, 2023
26	MainStay Fiera SMID Growth Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Management Agreement with respect to the MainStay Fiera SMID Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Fiera Capital Inc. (“FCI”) with respect to the Fund (together, “Advisory Agreements”), must be approved initially and, following an initial term of up to two years, each is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its March 6-7, 2023 meeting, the Board, which was comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved each of the Advisory Agreements for an initial two-year period.
In reaching the decision to approve each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and FCI in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between February 2023 and March 2023, as well as, with respect to the proposed Management Agreement, other information furnished to the Board throughout the year, as deemed relevant by the Trustees.  The Board also considered the management fee charged to another investment advisory client of New York Life Investments and/or FCI that follows investment strategies similar to those proposed for the Fund and, to the extent applicable, the rationale for any differences in the Fund’s proposed management and subadvisory fees and the fees charged to such other investment advisory client.  In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.  The Board also considered information and materials furnished by New York Life Investments and FCI in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel.  The Board also took into account other information received from New York Life Investments throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments.  The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive session with their independent legal counsel and for a portion thereof with senior management of New York Life Investments.  In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant and appropriate by the Trustees.
In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and FCI; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of a product managed by such portfolio managers with investment strategies similar to those proposed for the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and FCI with respect to their relationships with the Fund; (iv) the extent to which any economies of scale may be realized if the Fund grows and the extent to which any economies of scale may be shared or benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the Subadvisory Agreement.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from FCI personnel, including certain members of the proposed portfolio management team.  The Trustees noted that, throughout the year, the Trustees would be afforded an

27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
opportunity to ask questions of, and request additional information or materials from, New York Life Investments and FCI.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the management agreements and the subadvisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by New York Life Investments and FCI
The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and considered that the Fund would operate in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services proposed to be provided pursuant to this structure, including overseeing the services to be provided by FCI, evaluating the performance of FCI, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments would devote significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of FCI and ongoing analysis of, and interactions with, FCI with respect to, among other things, the Fund’s investment performance and risks as well as FCI’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis to be provided by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments would provide certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that FCI proposed to provide to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated FCI’s experience in managing other portfolios, including a mandate with investment strategies similar to those proposed for the Fund, and FCI’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at FCI. The Board considered New York Life Investments’ and FCI’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and FCI.  The Board also considered FCI’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those proposed for the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.  In addition, the Board considered information provided by FCI regarding its business continuity plans.
Based on these considerations, among others, the Board concluded that the Fund would likely benefit from the nature, extent and quality of these services.

28	MainStay Fiera SMID Growth Fund

Investment Performance
In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations, and the relevance of performance was considered by the Trustees in that context.  The Board discussed with New York Life Investments and FCI the Fund’s proposed investment process, strategies and risks.  Additionally, the Board considered the historical performance of an investment portfolio with similar investment strategies as those proposed for the Fund.  Based on these considerations, the Board concluded that the Fund was likely to be subadvised responsibly and capably by FCI.
Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by New York Life Investments and FCI
The Board considered the anticipated costs of the services to be provided under each of the Advisory Agreements. The Board also considered the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds.  With respect to the expected profitability of FCI’s relationship with the Fund, the Board considered information from New York Life Investments that FCI’s subadvisory fee reflected an arm’s-length negotiation and that this fee would be paid by New York Life Investments, not the Fund, and the relevance of FCI’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the anticipated costs of the services to be provided by New York Life Investments and FCI and the expected profits to be realized by New York Life Investments and its affiliates and FCI, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and FCI’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and FCI and acknowledged that New York Life Investments and FCI must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and FCI to be able to provide high-quality services to the Fund.  The Board recognized that the Fund would benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s expected profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and FCI and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the potential benefits to FCI from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to FCI in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between FCI and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and FCI that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services to be provided to the Fund.
The Board observed that, in addition to fees to be earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the anticipated profitability of the relationship with the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to FCI and its affiliates are consistent with those expected for a subadvisor to a mutual fund.  With respect to FCI, the Board considered that any profits realized by FCI due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and FCI, acknowledging that any such profits would be based on the subadvisory fee paid to FCI by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses.  The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to FCI would be paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by other investment advisers to similar mutual funds. The Board reviewed the group of peer funds constructed by New York Life Investments for comparative purposes. In addition, the Board considered information provided by New York Life Investments and/or FCI on fees charged to other investment advisory clients, including another fund advised by FCI that follows investment strategies similar to those of the Fund.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of expense limitation arrangements and voluntary waivers on the Fund’s net expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the funds in the MainStay Group of Funds.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the funds in the MainStay Group of Funds.
The Board considered the extent to which transfer agent fees may contribute to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s proposed management fee and estimated total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit any economies of scale to be appropriately shared with Fund shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

30	MainStay Fiera SMID Growth Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees and the evaluation thereof, the Board unanimously voted to approve each of the Advisory Agreements.
31

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
32	MainStay Fiera SMID Growth Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
33

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
34	MainStay Fiera SMID Growth Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
36	MainStay Fiera SMID Growth Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
6092842MS139-23	MSFSG11-12/23
(NYLIM) NL549

MainStay PineStone International Equity Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
This year we are delighted to expand our roster of compelling, high-quality investment solutions to help our clients enhance their portfolios and position them for long-term success. Our goal is to enable investors to benefit from our partners’ institutional-quality credentials and experience.
During the reporting period from April 1, 2023, through October 31, 2023, interest rates and inflation were the primary forces driving equity market behavior. U.S. inflation levels, as measured by the Consumer Price Index, declined from 4.9% in April to 3.2% in October, down from the peak of 9.1% in June 2022, although well above the 2% target set by the U.S. Federal Reserve (the “Fed”). At the same time, the benchmark federal funds rate climbed to over 5%, its highest level since the financial crisis of 2007, as the Fed attempted to drive inflation still lower. Comments from Fed members reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of persistently elevated inflation and rising interest rates.
Despite this backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—U.S. equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy, followed by utilities, as rising interest rates undermined the appeal of high-yielding stocks. International equities broadly trailed their U.S. counterparts, generally producing negative returns as economic growth in the rest of world lagged that of the United States, and as the U.S. dollar rose in value compared to most other global currencies.
In the face of today’s uncertain market environment, New York Life Investments is pleased to continue building on our multi-boutique approach, offering access to diverse, independent thinking that translates into thoughtful investment solutions. We remain dedicated to providing the guidance, resources and investment solutions you need to achieve your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges.  For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	Seven Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	9/29/2017	-6.89%	13.98%	8.01%	5.92%	1.32%
		Excluding sales charges		-6.89	13.98	8.01	5.92	1.32
Investor Class Shares	Maximum 5.00% Initial Sales Charge	With sales charges	8/28/2023	N/A	N/A	N/A	-11.98	1.63
		Excluding sales charges		N/A	N/A	N/A	-7.35	1.63
Class C Shares	Maximum 1.00% CDSC	With sales charges	8/28/2023	N/A	N/A	N/A	-8.41	2.38
	if Redeemed Within One Year of Purchase	Excluding sales charges		N/A	N/A	N/A	-7.49	2.38
Class I Shares[4]	No Sales Charge		9/29/2017	-6.73	14.26	8.23	6.14	1.07
Class P Shares	No Sales Charge		8/28/2023	N/A	N/A	N/A	-7.27	0.91
Class R1 Shares[5]	No Sales Charge		8/28/2023	N/A	N/A	N/A	-7.33	1.17
Class R2 Shares[5]	No Sales Charge		8/28/2023	N/A	N/A	N/A	-7.33	1.42
Class R3 Shares[5]	No Sales Charge		8/28/2023	N/A	N/A	N/A	-7.40	1.67
Class R6 Shares[4]	No Sales Charge		9/29/2017	-6.66	14.39	8.45	6.35	0.91

1.	Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Effective August 25, 2023, the Fiera Capital International Equity Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Performance figures for Class A shares, Class I shares and Class R6 shares reflect the historical performance of the then-existing Investor Class shares, Institutional Class shares and Class Z shares, respectively, of the Predecessor Fund, which was subject to a different fee structure for periods prior to August 28, 2023. The Fund commenced operations on August 28, 2023.
5.	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Seven Months[1]	One Year	Five Years	Since Inception
MSCI EAFE® Index (Net)[2]	-5.28%	14.40%	4.10%	2.41%
Morningstar Foreign Large Growth Category Average[3]	-8.85	9.08	4.18	1.93

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI EAFE® Index (Net) as its primary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
3.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay PineStone International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay PineStone International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$904.30	$5.86	$1,019.05	$6.21	1.22%
Investor Class Shares [3,4]	$1,000.00	$926.50	$2.56	$1,006.25	$2.66	1.49%
Class C Shares [3,5]	$1,000.00	$925.10	$3.84	$1,004.91	$4.00	2.24%
Class I Shares	$1,000.00	$905.90	$4.56	$1,020.42	$4.84	0.95%
Class P Shares [3,6]	$1,000.00	$927.30	$1.46	$1,007.39	$1.52	0.85%
Class R1 Shares [3,7]	$1,000.00	$926.70	$1.80	$1,007.03	$1.88	1.05%
Class R2 Shares [3,8]	$1,000.00	$926.70	$2.23	$1,006.59	$2.32	1.30%
Class R3 Shares [3,9]	$1,000.00	$926.00	$2.66	$1,006.14	$2.77	1.55%
Class R6 Shares	$1,000.00	$906.10	$3.75	$1,021.27	$3.97	0.78%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 65 days for Investor Class, Class C, Class P, Class R1, Class R2 and Class R3 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	The inception date of the class was August 28, 2023.
4.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.58 for Investor Class shares and the ending account value would have been $1,017.69 for Investor Class shares.
5.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $11.37 for Class C shares and the ending account value would have been $1,013.91 for Class C shares.
6.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.33 for Class P shares and the ending account value would have been $1,020.92 for Class P shares.
7.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $5.35 for Class R1 shares and the ending account value would have been $1,019.91 for Class R1 shares.
8.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $6.61 for Class R2 shares and the ending account value would have been $1,018.65 for Class R2 shares.
9.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $7.88 for Class R3 shares and the ending account value would have been $1,017.39 for Class R3 shares.
8	MainStay PineStone International Equity Fund

Country Composition as of October 31, 2023 (Unaudited)
United Kingdom	24.6%
France	16.8
United States	13.4
Switzerland	10.5
Japan	7.7
Denmark	7.4
Taiwan	5.4
Germany	4.2
Netherlands	3.3%
Canada	3.1
India	2.1
Australia	1.8
Other Assets, Less Liabilities	–0.3
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Novo Nordisk A/S, Class B
2.	Nestle SA (Registered)
3.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
4.	London Stock Exchange Group plc
5.	LVMH Moet Hennessy Louis Vuitton SE
6.	EssilorLuxottica SA
7.	Diageo plc
8.	InterContinental Hotels Group plc
9.	Keyence Corp.
10.	ASML Holding NV

9

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Nadim Rizk, CFA, and Andrew Chan of PineStone Asset Management Inc., the Fund’s Subadvisor.
How did MainStay PineStone International Equity Fund perform during the period from April 1, 2023, through October 31, 2023?
For the reporting period ended October 31, 2023, Class I shares of MainStay PineStone International Equity Fund returned −6.73%, underperforming the −5.28% return of the Fund’s primary benchmark, the MSCI EAFE® Index (Net) (“the Index”). Over the same period, Class I shares outperformed the −8.85% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the first half of the reporting period, equity markets moved slightly higher as banking fears subsided, and signs of softening Euro-area inflation emerged. Additionally, a weaker yen, helped by the Bank of Japan’s accommodative stance, positioned Japanese stocks to outperform. Equity markets began to move lower in August, while oil prices and interest rates moved higher.
The Fund’s performance relative to the Index suffered primarily due to stock selection, as well as lack of exposure to the outperforming energy sector. Throughout the reporting period, the Fund’s focus remained on identifying high-quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, and adding to durable pricing power.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Index, advantageous security selection in the health care and materials sectors provided the strongest positive contributions to the Fund’s performance. (Contributions take weightings and total returns into account.) Conversely, security selection in the industrials and consumer discretionary sectors detracted most significantly from the Fund's relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included Denmark-based pharmaceutical firm Novo Nordisk and U.K.-based hotel group owner and operator Intercontinental Hotels Group. Novo Nordisk made gains as sales for the company’s new weight-loss drug, Wegovy, grew sharply in the United States. Shares rallied further following positive news from a landmark study reviewing cardiovascular risk reduction associated with
Wegovy, supporting the case for mainstream obesity drug adoption. Intercontinental Hotels Group saw increased occupancy across the company’s hotels, particularly in Europe, the Middle East and Greater China. Intercontinental remains focused primarily on new builds, converting existing hotel brands and the company’s loyalty program.
The most significant detractors from the Fund’s absolute performance during the reporting period included LVMH Moët Hennessy - Louis Vuitton, Société Européenne (“LVMH”), a France-based manufacturer, distributor and retailer of high-end luxury products; Compagnie Financière Richemont, a Switzerland-based luxury jewelry and watch business with dominant brands; and Keyence, a Japan-based industrial sensor and factory automation business. Luxury giants LVMH and Richemont underperformed after reporting quarterly results that fell below somewhat lofty consensus estimates, citing a slowdown in U.S. spending. LVMH noted a decrease in the shopping appetites of aspirational customers versus prior periods; however, strong demand in Asia remained a tailwind for the business. Keyence underperformed after reporting results that missed analyst expectations. The company’s margins disappointed as component/overall cost inflation and expenses associated with new hires offset price increases. Additionally, growth in China failed to meet expectations. In our view, the company remains a global leader. We believe that, with significant salesforce investments and high inflation providing a tailwind as customers look to cut headcount and improve efficiencies, the company is well positioned to continue expanding market share. There were no material changes to the Fund’s positions in any of these holdings, as we believe their long-term prospects remain intact.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in U.K.-based equipment rental company Ashtead Group, Netherlands-based semiconductor equipment maker ASML Holding and Ireland-based financial services company AON. In our view, Ashtead is poised to benefit from the company’s scale, purchasing power, expansive coverage, and technological/operational excellence amid a very fragmented market. We believe that ASML appears well positioned to thrive as the semiconductor industry increasingly adopts the company’s advanced extreme ultraviolet lithography technology, maintaining ASML’s strong pricing power. The Fund’s position in ASML also diversifies the geopolitical risks associated with the Fund’s holdings in Taiwan Semiconductor Manufacturing Company. Finally, as one of the world’s largest insurance brokerage companies, we believe AON stands to benefit from high barriers to entry with its specialized expertise, trusted brand, and global scale. We favor AON’s stable business model, with its low

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
10	MainStay PineStone International Equity Fund

cyclicality, high recurring revenues and strong capital management.
During the same period, the Fund exited positions in Sweden-based financial services provider Svenska Handelsbanken, Japan-based industrial machinery maker Fanuc and U.K.-based industrial machinery manufacturer Rotork to take advantage of more attractive risk-adjusted return opportunities.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund’s exposure to the materials and information technology sectors increased, while exposure to the industrials and consumer staples sectors decreased.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight positions relative to the Index in the information technology and consumer staples sectors. As of the same date, energy and financials represented the Fund’s most significantly underweight sector positions.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.7%
Australia 1.8%
Commonwealth Bank of Australia (Banks)	104,864	$ 6,423,217
Canada 3.1%
Canadian National Railway Co. (Ground Transportation)	104,509	11,054,962
Denmark 7.4%
Novo Nordisk A/S, Class B (Pharmaceuticals)	273,480	26,247,877
France 16.8%
Air Liquide SA (Chemicals)	66,697	11,410,097
Air Liquide SA, Loyalty Shares (Chemicals)	18,480	3,161,440
EssilorLuxottica SA (Health Care Equipment & Supplies)	81,046	14,633,194
L'Oreal SA (Personal Care Products)	19,348	8,110,030
L'Oreal SA, Loyalty Shares (Personal Care Products)	14,382	6,028,450
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	23,202	16,558,999
		59,902,210
Germany 4.2%
Rational AG (Machinery)	8,240	4,686,325
SAP SE (Software)	77,910	10,448,011
		15,134,336
India 2.1%
HDFC Bank Ltd., ADR (Banks)	129,718	7,335,553
Japan 7.7%
Keyence Corp. (Electronic Equipment, Instruments & Components)	34,020	13,051,381
Shimano, Inc. (Leisure Products)	57,221	8,137,217
Unicharm Corp. (Household Products)	187,411	6,331,728
		27,520,326
Netherlands 3.3%
ASML Holding NV (Semiconductors & Semiconductor Equipment)	19,785	11,834,278
Switzerland 10.5%
Alcon, Inc. (Health Care Equipment & Supplies)	141,534	10,085,455
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	94,265	11,077,808
	Shares	Value

Switzerland (continued)
Geberit AG (Registered) (Building Products)	16,083	$ 7,457,604
Schindler Holding AG (Machinery)	44,132	8,888,015
		37,508,882
Taiwan 5.4%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	224,234	19,353,636
United Kingdom 24.6%
Ashtead Group plc (Trading Companies & Distributors)	124,314	7,107,624
Bunzl plc (Trading Companies & Distributors)	216,728	7,723,534
Diageo plc (Beverages)	368,911	13,931,567
Howden Joinery Group plc (Trading Companies & Distributors)	1,010,913	7,834,282
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	192,582	13,599,687
Intertek Group plc (Professional Services)	143,010	6,645,196
London Stock Exchange Group plc (Capital Markets)	171,080	17,217,364
Spirax-Sarco Engineering plc (Machinery)	70,541	7,023,744
Unilever plc (Personal Care Products)	138,692	6,551,654
		87,634,652
United States 12.8%
Aon plc, Class A (Insurance)	23,587	7,297,818
Nestle SA (Registered) (Food Products)	194,816	21,001,107
Roche Holding AG (Pharmaceuticals)	23,776	6,112,260
S&P Global, Inc. (Capital Markets)	32,183	11,241,844
		45,653,029
Total Common Stocks (Cost $328,846,721)		355,602,958
Short-Term Investment 0.6%
Affiliated Investment Company 0.6%
United States 0.6%
MainStay U.S. Government Liquidity Fund, 5.275% (a)	1,961,335	1,961,335
Total Short-Term Investment (Cost $1,961,335)		1,961,335
Total Investments (Cost $330,808,056)	100.3%	357,564,293
Other Assets, Less Liabilities	(0.3)	(920,858)
Net Assets	100.0%	$ 356,643,435

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay PineStone International Equity Fund

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Current yield as of October 31, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 23,774	$ (21,813)	$ —	$ —	$ 1,961	$ 22	$ —	1,961
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 355,602,958	$ —	$ —	$ 355,602,958
Short-Term Investment
Affiliated Investment Company	1,961,335	—	—	1,961,335
Total Investments in Securities	$ 357,564,293	$ —	$ —	$ 357,564,293

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2023†^ (continued)
The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Banks	$ 13,758,770	3.9%
Beverages	13,931,567	3.9
Building Products	7,457,604	2.1
Capital Markets	28,459,208	8.0
Chemicals	14,571,537	4.1
Electronic Equipment, Instruments & Components	13,051,381	3.7
Food Products	21,001,107	5.9
Ground Transportation	11,054,962	3.1
Health Care Equipment & Supplies	24,718,649	6.9
Hotels, Restaurants & Leisure	13,599,687	3.8
Household Products	6,331,728	1.8
Insurance	7,297,818	2.0
Leisure Products	8,137,217	2.3
Machinery	20,598,084	5.8
Personal Care Products	20,690,134	5.8
Pharmaceuticals	32,360,137	9.1
Professional Services	6,645,196	1.9
Semiconductors & Semiconductor Equipment	31,187,914	8.7
Software	10,448,011	2.9
Textiles, Apparel & Luxury Goods	27,636,807	7.7
Trading Companies & Distributors	22,665,440	6.3
	355,602,958	99.7
Short-Term Investment	1,961,335	0.6
Other Assets, Less Liabilities	(920,858)	(0.3)
Net Assets	$356,643,435	100.0%

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay PineStone International Equity Fund

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $328,846,721)	$355,602,958
Investment in affiliated investment companies, at value (identified cost $1,961,335)	1,961,335
Due from Prior Custodian	264,879
Receivables:
Dividends	1,634,368
Fund shares sold	35,293
Other assets	82,856
Total assets	359,581,689
Liabilities
Due to custodian	1,431
Foreign currency due to custodian, at value	166,794
Payables:
Fund shares redeemed	1,712,875
Investment securities purchased	670,413
Manager (See Note 3)	202,825
Transfer agent (See Note 3)	94,316
Professional fees	61,829
NYLIFE Distributors (See Note 3)	16,736
Custodian	10,313
Trustees	254
Accrued expenses	468
Total liabilities	2,938,254
Net assets	$356,643,435
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 26,346
Additional paid-in-capital	359,251,977
359,278,323
Total distributable earnings (loss)	(2,634,888)
Net assets	$356,643,435
Class A
Net assets applicable to outstanding shares	$ 56,733,145
Shares of beneficial interest outstanding	4,203,722
Net asset value per share outstanding	$ 13.50
Maximum sales charge (5.50% of offering price)	0.79
Maximum offering price per share outstanding	$ 14.29
Investor Class
Net assets applicable to outstanding shares	$ 12,659,670
Shares of beneficial interest outstanding	938,412
Net asset value per share outstanding	$ 13.49
Maximum sales charge (5.00% of offering price)	0.71
Maximum offering price per share outstanding	$ 14.20
Class C
Net assets applicable to outstanding shares	$ 738,569
Shares of beneficial interest outstanding	54,822
Net asset value and offering price per share outstanding	$ 13.47
Class I
Net assets applicable to outstanding shares	$190,763,826
Shares of beneficial interest outstanding	14,102,385
Net asset value and offering price per share outstanding	$ 13.53
Class P
Net assets applicable to outstanding shares	$ 23,187
Shares of beneficial interest outstanding	1,714
Net asset value and offering price per share outstanding	$ 13.53
Class R1
Net assets applicable to outstanding shares	$ 131,752
Shares of beneficial interest outstanding	9,743
Net asset value and offering price per share outstanding	$ 13.52
Class R2
Net assets applicable to outstanding shares	$ 169,749
Shares of beneficial interest outstanding	12,559
Net asset value and offering price per share outstanding	$ 13.52
Class R3
Net assets applicable to outstanding shares	$ 627,353
Shares of beneficial interest outstanding	46,429
Net asset value and offering price per share outstanding	$ 13.51
Class R6
Net assets applicable to outstanding shares	$ 94,796,184
Shares of beneficial interest outstanding	6,976,251
Net asset value and offering price per share outstanding	$ 13.59

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Operations for the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $374,988, $409,516 respectively)	$ 3,153,433	$ 3,837,046
Dividends-affiliated	22,428	—
Total income	3,175,861	3,837,046
Expenses
Investment advisory (See Note 3)	1,336,475	1,756,691
Fund accounting and administration	64,990	145,407
12b-1—Class A (See Note 3)	28,298	—
12b-1—Investor Class (See Note 3)	4,757	8,523
12b-1—Class C (See Note 3)	1,125	—
12b-1—Class R2 (See Note 3)	67	—
12b-1—Class R3 (See Note 3)	555	—
Transfer agent (See Note 3)	123,402	94,739
Registration	47,964	55,908
Audit and tax	30,802	36,400
Custodian	6,648	18,874
Trustees	22,252	50,000
Shareholder service (See Note 3)	257,745	548,966
Chief compliance officer	8,435	21,000
Legal	19,717	49,291
Licensing	6,094	30,691
Miscellaneous	30,714	51,534
Total expenses before waiver/reimbursement	1,990,040	2,868,024
Expense waiver of fees and reimbursement of expenses (See Note 3)	(402,448)	(735,852)
Net expenses	1,587,592	2,132,172
Net investment income (loss)	1,588,269	1,704,874
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	$ 2,065,033	$(4,376,112)
Foreign currency transactions	(3,210)	(43,460)
Net realized gain (loss)	2,061,823	(4,419,572)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(29,966,844)	(1,720,301)
Translation of other assets and liabilities in foreign currencies	(42,719)	(1,177)
Net change in unrealized appreciation (depreciation)	(30,009,563)	(1,721,478)
Net realized and unrealized gain (loss)	(27,947,740)	(6,141,050)
Net increase (decrease) in net assets resulting from operations	$(26,359,471)	$(4,436,176)

(a)	The Fund changed its fiscal year end from March 31 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay PineStone International Equity Fund

Statements of Changes in Net Assets
for the period April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and and March 31, 2022
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,588,269	$ 1,704,874	$ 1,382,909
Net realized gain (loss)	2,061,823	(4,419,572)	(47,869)
Net change in unrealized appreciation (depreciation)	(30,009,563)	(1,721,478)	6,991,827
Net increase (decrease) in net assets resulting from operations	(26,359,471)	(4,436,176)	8,326,867
Distributions to shareholders:
Class A	(5,619)	(26,566)	(6,405)
Class I	(347,096)	(1,392,547)	(1,297,837)
Class R6	(101,817)	(371,742)	(357,311)
Total distributions to shareholders	(454,532)	(1,790,855)	(1,661,553)
Capital share transactions:
Net proceeds from sales of shares	38,109,004	48,942,377	64,126,804
Net asset value of shares issued in connection with the acquisition of MainStay MacKay International Equity Fund	131,906,581	—	—
Net asset value of shares issued to shareholders in reinvestment of distributions	418,920	1,710,586	1,475,910
Cost of shares redeemed	(28,443,427)	(66,334,154)	(12,059,117)
Increase (decrease) in net assets derived from capital share transactions	141,991,078	(15,681,191)	53,543,597
Net increase (decrease) in net assets	115,177,075	(21,908,222)	60,208,911
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023	Year Ended March 31, 2022
Net Assets
Beginning of period	$241,466,360	$263,374,582	$203,165,671
End of period	$356,643,435	$241,466,360	$263,374,582

(a)	The Fund changed its fiscal year end from March 31 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	April 1, 2023 through October 31,	Year Ended March 31,
Class A	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 14.51	$ 14.70	$ 14.06	$ 9.92	$ 10.48	$ 10.24
Net investment income (loss) (b)	0.02	0.07	0.04	0.03	0.05	0.08
Net realized and unrealized gain (loss)	(1.02)	(0.16)	0.65	4.37	(0.50)	0.26
Total from investment operations	(1.00)	(0.09)	0.69	4.40	(0.45)	0.34
Less distributions:
From net investment income	(0.01)	(0.10)	(0.03)	(0.04)	(0.08)	(0.08)
From net realized gain on investments	—	—	(0.02)	(0.22)	(0.03)	(0.02)
Total distributions	(0.01)	(0.10)	(0.05)	(0.26)	(0.11)	(0.10)
Net asset value at end of period	$ 13.50	$ 14.51	$ 14.70	$ 14.06	$ 9.92	$ 10.48
Total investment return	(6.89)%(c)	(0.57)% (d)(e)	4.91% (d)(e)	44.38% (d)(e)	(4.48)% (d)(e)	3.51% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.25%††	0.50% (f)(g)	0.27% (f)(g)	0.19% (f)(g)	0.44% (f)(g)	0.83% (f)(g)
Net expenses	1.21%††(h)	1.25% (f)(g)	1.25% (f)(g)	1.25% (f)(g)	1.25% (f)(g)	1.25% (f)(g)
Expenses (before waiver/reimbursement)	1.36%††(h)	1.55%(g)	1.49%(g)	1.55%(g)	1.56%(g)	1.73%(g)
Portfolio turnover rate	12%	11%(e)	2%(e)	12%(e)	8%(e)	38%(e)
Net assets at end of period (in 000's)	$ 56,733	$ 5,162	$ 2,260	$ 1,516	$ 324	$ 94

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

August 28, 2023^ through October 31,
Investor Class	2023
Net asset value at beginning of period	$ 14.71
Net investment income (loss) (a)	(0.01)
Net realized and unrealized gain (loss)	(1.21)
Total from investment operations	(1.22)
Net asset value at end of period	$ 13.49
Total investment return (b)(c)	(8.29)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.32)%
Net expenses††(d)	1.49%
Expenses (before waiver/reimbursement)††(d)	1.61%
Portfolio turnover rate	12%
Net assets at end of period (in 000's)	$ 12,660

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay PineStone International Equity Fund

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class C	2023
Net asset value at beginning of period	$ 14.71
Net investment income (loss) (a)	(0.03)
Net realized and unrealized gain (loss)	(1.21)
Total from investment operations	(1.24)
Net asset value at end of period	$ 13.47
Total investment return (b)(c)	(8.43)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(1.06)%
Net expenses††(d)	2.24%
Expenses (before waiver/reimbursement)††(d)	2.36%
Portfolio turnover rate	12%
Net assets at end of period (in 000’s)	$ 739

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	April 1, 2023 through October 31,	Year Ended March 31,
Class I	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 14.53	$ 14.70	$ 14.06	$ 9.92	$ 10.48	$ 10.25
Net investment income (loss) (b)	0.09	0.10	0.08	0.06	0.08	0.12
Net realized and unrealized gain (loss)	(1.07)	(0.16)	0.65	4.34	(0.50)	0.24
Total from investment operations	(0.98)	(0.06)	0.73	4.40	(0.42)	0.36
Less distributions:
From net investment income	(0.02)	(0.11)	(0.07)	(0.04)	(0.11)	(0.10)
From net realized gain on investments	—	—	(0.02)	(0.22)	(0.03)	(0.03)
Total distributions	(0.02)	(0.11)	(0.09)	(0.26)	(0.14)	(0.13)
Net asset value at end of period	$ 13.53	$ 14.53	$ 14.70	$ 14.06	$ 9.92	$ 10.48
Total investment return	(6.73)%(c)	(0.33)% (d)(e)	5.16% (d)(e)	44.43% (d)(e)	(4.23)% (d)(e)	3.72% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%††	0.75% (f)(g)	0.52% (f)(g)	0.44% (f)(g)	0.69% (f)(g)	1.21% (f)(g)
Net expenses	0.95%††(h)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)	1.00% (f)(g)
Expenses (before waiver/reimbursement)	1.19%††(h)	1.30%(g)	1.24%(g)	1.30%(g)	1.31%(g)	1.48%(g)
Portfolio turnover rate	12%	11%(e)	2%(e)	12%(e)	8%(e)	38%(e)
Net assets at end of period (in 000's)	$ 190,764	$ 196,962	$ 217,664	$ 160,421	$ 79,543	$ 45,193

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay PineStone International Equity Fund

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class P	2023
Net asset value at beginning of period	$ 14.73
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	(1.21)
Total from investment operations	(1.20)
Net asset value at end of period	$ 13.53
Total investment return (b)(c)	(8.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.33%
Net expenses††(d)	0.85%
Expenses (before waiver/reimbursement)††(d)	0.91%
Portfolio turnover rate	12%
Net assets at end of period (in 000’s)	$ 23

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

August 28, 2023^ through October 31,
Class R1	2023
Net asset value at beginning of period	$ 14.73
Net investment income (loss) (a)	0.00‡
Net realized and unrealized gain (loss)	(1.21)
Total from investment operations	(1.21)
Net asset value at end of period	$ 13.52
Total investment return (b)(c)	(8.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.08%
Net expenses††(d)	1.05%
Expenses (before waiver/reimbursement)††(d)	1.12%
Portfolio turnover rate	12%
Net assets at end of period (in 000’s)	$ 132

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class R2	2023
Net asset value at beginning of period	$ 14.73
Net investment income (loss) (a)	(0.01)
Net realized and unrealized gain (loss)	(1.20)
Total from investment operations	(1.21)
Net asset value at end of period	$ 13.52
Total investment return (b)(c)	(8.21)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.22)%
Net expenses††(d)	1.30%
Expenses (before waiver/reimbursement)††(d)	1.31%
Portfolio turnover rate	12%
Net assets at end of period (in 000’s)	$ 170

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

August 28, 2023^ through October 31,
Class R3	2023
Net asset value at beginning of period	$ 14.73
Net investment income (loss) (a)	(0.01)
Net realized and unrealized gain (loss)	(1.21)
Total from investment operations	(1.22)
Net asset value at end of period	$ 13.51
Total investment return (b)(c)	(8.28)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.38)%
Net expenses††(d)	1.55%
Expenses (before waiver/reimbursement)††(d)	1.67%
Portfolio turnover rate	12%
Net assets at end of period (in 000’s)	$ 627

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay PineStone International Equity Fund

Financial Highlights selected per share data and ratios
	April 1, 2023 through October 31,	Year Ended March 31,
Class R6	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 14.60	$ 14.77	$ 14.12	$ 9.96	$ 10.52	$ 10.26
Net investment income (loss) (b)	0.08	0.13	0.11	0.08	0.10	0.13
Net realized and unrealized gain (loss)	(1.05)	(0.16)	0.66	4.36	(0.51)	0.26
Total from investment operations	(0.97)	(0.03)	0.77	4.44	(0.41)	0.39
Less distributions:
From net investment income	(0.04)	(0.14)	(0.10)	(0.06)	(0.12)	(0.10)
From net realized gain on investments	—	—	(0.02)	(0.22)	(0.03)	(0.03)
Total distributions	(0.04)	(0.14)	(0.12)	(0.28)	(0.15)	(0.13)
Net asset value at end of period	$ 13.59	$ 14.60	$ 14.77	$ 14.12	$ 9.96	$ 10.52
Total investment return	(6.66)%(c)	(0.10)% (d)(e)	5.39% (d)(e)	44.65% (d)(e)	(4.07)% (d)(e)	4.02% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††	0.95% (f)(g)	0.72% (f)(g)	0.64% (f)(g)	0.89% (f)(g)	1.23% (f)(g)
Net expenses	0.80%††(h)	0.80% (f)(g)	0.80% (f)(g)	0.80% (f)(g)	0.80% (f)(g)	0.80% (f)(g)
Expenses (before waiver/reimbursement)	1.09%††(h)	1.30%(g)	1.24%(g)	1.30%(g)	1.31%(g)	1.48%(g)
Portfolio turnover rate	12%	11%(e)	2%(e)	12%(e)	8%(e)	38%(e)
Net assets at end of period (in 000's)	$ 94,796	$ 39,343	$ 43,451	$ 41,229	$ 45,405	$ 57,026

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay PineStone International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital International Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on August 28, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to August 28, 2023, refers to the Predecessor Fund.
Effective at the close of business on September 8, 2023, the Fund acquired the assets and liabilities of MainStay Mackay International Equity Fund (the “Reorganization”), which was a separate series of the Trust. The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the“Reorganization Agreement”). See Note 10 for additional information.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	September 29, 2017
Investor Class	August 28, 2023
Class C	August 28, 2023
Class I	September 29, 2017
Class P	August 28, 2023
Class R1*	August 28, 2023
Class R2*	August 28, 2023
Class R3*	August 28, 2023
Class R6	September 29, 2017

*	As of October 31, 2023, Class R1, Class R2 and Class R3 shares are closed to new investors and, upon the close of business on December 29, 2023, Class R1, Class R2 and Class R3 shares are closed to additional investments by existing shareholders.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are invested directly with the Fund. An investment minimum of $5,000,000 applies for Class P and no subsequent investment minimum. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1, Class R6 and Class P shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
At a meeting held on September 25-26, 2023, the Board of the Trust, after careful consideration of a number of factors and upon the recommendation of the Fund’s investment adviser, New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), approved a proposal to liquidate Class R1, Class R2 and Class R3 shares of the Fund on or about February 28, 2024, pursuant to the terms of a plan of liquidation.
The Fund's investment objective is to seek capital appreciation.
Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

24	MainStay PineStone International Equity Fund

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investments as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable.
Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an
25

Notes to Financial Statements (continued)
orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period August 28, 2023 through October 31, 2023, there were no material changes to the fair value methodologies. Prior to August 28, 2023, the fair value methodologies belonged to the Predecessor Fund and may differ to the methodologies described above.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Equity securities, rights and warrants, if applicable, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

26	MainStay PineStone International Equity Fund

(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least annually and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments
27

Notes to Financial Statements (continued)
in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  Effective August 28, 2023, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. PineStone Asset Management Inc. (“PineStone” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.80% of the Fund's average daily net assets.
Prior to August 28, 2023, Fiera Capital, Inc. served as the Manager to the Fund. Under a previous Management Agreement, the Predecessor Fund paid Fiera a monthly fee in arrears that accrued daily at an annual rate of 0.80% of the average daily net assets of the Fund. During the period ended October 31, 2023, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.80%.
Effective August 28, 2023, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.20%; Investor Class, 1.54%; Class C, 2.29%; Class I, 0.85%; Class P, 0.85%; Class R1, 1.05%; Class R2, 1.30%; Class R3, 1.55%; and Class R6, 0.80%. This agreement will remain in effect until February 28, 2028, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to August 28, 2023, the prior Manager contractually entered into an expense limitation and reimbursement agreement under which the Manager (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (taxes (including foreign transaction taxes), distribution fees, expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts: 1.25%, 1.00% and 0.80% for Investor Class Shares, Institutional Class Shares, and Class Z Shares, respectively, per annum of each Share class’s average daily net assets.
For the period August 26, 2023 through October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $512,195 and waived fees and/or reimbursed certain class specific expenses in the amount of $196,583 and paid the Subadvisor in the amount of $244,706.
For the period April 1, 2023 through August 25, 2023, Fiera earned fees from the Fund in the amount of $824,280 and waived and/or reimbursed certain class specific expenses in the amount of $205,865.
Effective August 28,  2023, JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to August 28, 2023, these services were provided by UMB Fund Services ("UMB").

28	MainStay PineStone International Equity Fund

Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  Effective August 28, 2023, the Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
Prior to August 28, 2023, under a distribution plan, the Investor Class of the Predecessor Fund paid distribution fees for the sale and distribution of Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Investor Class.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
Prior to August 28, 2023, the Fund paid Fiera Capital, Inc., as prior Manager, a monthly shareholder servicing fee in arrears that accrued daily at an annual rate of 0.25% of the average daily net assets of the Predecessor Fund. In addition, Fiera Capital, Inc. voluntarily agreed to waive a portion of the shareholder servicing fee for each class  so that the shareholder servicing fee did not exceed 0.20% of each class.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and
Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
The Fund incurred shareholder servicing fees for the period August 26 through October 31, 2023 and the Predecessor Fund incurred shareholder servicing fees and voluntarily waived a portion of these fees for the period April 1, 2023 through August 25, 2023 and the year ended March 31, 2023 as shown in the table below.
	August 26 through October 31, 2023	April 1, 2023 through August 25, 2023		Year Ended March 31, 2023
	Expense	Expense	Waiver	Expense	Waiver
Class A	$ —	$ 6,709	$ (1,342)	$ 8,523	$ (1,705)
Class I	—	211,420	(42,284)	451,416	(91,276)
Class R1	20	—	—	—	—
Class R2	27	—	—	—	—
Class R3	111	—	—	—	—
Class R6	—	39,458	(39,458)	89,027	(89,027)
The Fund's Class A, Class I and Class R6 shares are historically the Investor Class, Institutional Class and Class Z shares of the Predecessor Fund.

(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the period ended October 31, 2023, were $1,242 and $204, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Effective August 28, 2023, NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2028, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period August 26, 2023 through October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements,
29

Notes to Financial Statements (continued)
pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$13,817	$ —
Investor Class	8,943	(872)
Class C	529	(54)
Class I	62,244	—
Class P	—	—
Class R1	33	—
Class R2	43	—
Class R3	177	—
Class R6	572	—
Prior to August 26, 2023, these services were provided by UMB.  The transfer agent expenses incurred by the Fund and any applicable waivers for the period April 1, 2023 through August 25, 2023, were as follows:
Class	Expense	Waived
Class A	$ 967	$—
Class I	30,406	—
Class R6	5,671	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Investor Class	$23,160	0.2%
Class C	23,126	3.1
Class P	23,187	100.0
Class R1	23,173	17.6
Class R2	23,173	13.7
Class R3	23,156	3.7
Class R6	26,054	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$333,300,657	$32,740,111	$(8,476,475)	$24,263,636
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,584,807	$(28,450,965)	$—	$24,231,270	$(2,634,888)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to due to wash sale adjustments.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2023 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(27,426,033)	$27,426,033
The reclassifications for the Fund are primarily due to merger related transactions.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $28,450,965, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$27,493	$958
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and March 31, 2022, the tax character of

30	MainStay PineStone International Equity Fund

distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023	2022
Distributions paid from:
Ordinary Income	$454,532	$1,790,855	$1,269,274
Long-Term Capital Gains	—	—	392,279
Total	$454,532	$1,790,855	$1,661,553

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
Effective August 28, 2023, JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to August 28, 2023, these services were provided by UMB Bank, N.A.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the period ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $45,669 and $32,723, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the period April 1, 2023 through October 31, 2023, the year ended March 31, 2023 and the year ended March 31, 2022, were as follows:
Class A(a)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	388,513	$ 5,588,183
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	3,580,911	51,702,622
Shares issued to shareholders in reinvestment of distributions	380	5,610
Shares redeemed	(129,124)	(1,822,996)
Net increase (decrease) in shares outstanding before conversion	3,840,680	55,473,419
Shares converted into Class A (See Note 1)	7,220	100,056
Net increase (decrease)	3,847,900	$ 55,573,475
Year ended March 31, 2023:
Shares sold	299,422	$ 4,026,503
Shares issued to shareholders in reinvestment of distributions	2,036	26,553
Shares redeemed	(99,359)	(1,322,961)
Net increase (decrease)	202,099	$ 2,730,095
Year ended March 31, 2022:
Shares sold	58,499	$ 870,828
Shares issued to shareholders in reinvestment of distributions	394	6,404
Shares redeemed	(13,017)	(201,352)
Net increase (decrease)	45,876	$ 675,880

31

Notes to Financial Statements (continued)
Investor Class(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	7,729	$ 109,898
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	948,409	13,693,891
Shares redeemed	(11,837)	(164,520)
Net increase (decrease) in shares outstanding before conversion	944,301	13,639,269
Shares converted into Investor Class (See Note 1)	980	14,087
Shares converted from Investor Class (See Note 1)	(6,869)	(94,988)
Net increase (decrease)	938,412	$ 13,558,368

Class C(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	2,005	$ 28,980
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	55,843	806,110
Shares redeemed	(1,690)	(23,215)
Net increase (decrease) in shares outstanding before conversion	56,158	811,875
Shares converted from Class C (See Note 1)	(1,336)	(19,155)
Net increase (decrease)	54,822	$ 792,720

Class I(d)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	1,778,011	$ 26,269,529
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	1,074,843	15,546,857
Shares issued to shareholders in reinvestment of distributions	21,090	311,493
Shares redeemed	(1,646,610)	(23,274,878)
Net increase (decrease) in shares outstanding before conversion	1,227,334	18,853,001
Shares converted from Class I (See Note 1)	(681,617)	(9,283,620)
Net increase (decrease)	545,717	$ 9,569,381
Year ended March 31, 2023:
Shares sold	3,340,494	$ 44,915,874
Shares issued to shareholders in reinvestment of distributions	100,559	1,312,291
Shares redeemed	(4,691,151)	(61,011,193)
Net increase (decrease)	(1,250,098)	$(14,783,028)
Year ended March 31, 2022:
Shares sold	4,107,023	$ 63,255,976
Shares issued to shareholders in reinvestment of distributions	68,401	1,112,195
Shares redeemed	(779,689)	(11,857,765)
Net increase (decrease)	3,395,735	$ 52,510,406

Class P(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,714	$ 25,000
Net increase (decrease)	1,714	$ 25,000

Class R1(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,860	$ 27,027
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	7,884	114,043
Shares redeemed	(1)	(9)
Net increase (decrease)	9,743	$ 141,061

Class R2(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,799	$ 26,181
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	11,467	165,862
Shares redeemed	(707)	(9,677)
Net increase (decrease)	12,559	$ 182,366

Class R3(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	3,194	$ 45,850
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	52,160	754,368
Shares redeemed	(8,925)	(120,815)
Net increase (decrease)	46,429	$ 679,403

32	MainStay PineStone International Equity Fund

Class R6(e)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	416,586	$ 5,988,356
Shares issued in connection with the acquisition of MainStay MacKay Fund International Equity Fund	3,381,136	49,122,828
Shares issued to shareholders in reinvestment of distributions	6,861	101,817
Shares redeemed	(201,568)	(3,027,317)
Net increase (decrease) in shares outstanding before conversion	3,603,015	52,185,684
Shares converted into Class R6 (See Note 1)	678,131	9,283,620
Net increase (decrease)	4,281,146	$ 61,469,304
Year ended March 31, 2023:
Shares issued to shareholders in reinvestment of distributions	28,377	$ 371,742
Shares redeemed	(274,348)	(4,000,000)
Net increase (decrease)	(245,971)	$ (3,628,258)
Year ended March 31, 2022:
Shares issued to shareholders in reinvestment of distributions	21,867	$ 357,311
Net increase (decrease)	21,867	$ 357,311

(a)	Investor Class converted to Class A on August 25, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was August 28, 2023.
(d)	Institutional Class converted to Class I on August 25, 2023.
(e)	Class Z converted to Class R6 on August 25, 2023.
Note 10-Fund Acquisition
At a meeting held on May 2, 2023, the Board approved the acquisition of the assets and assumption of liabilities of the MainStay MacKay International Equity Fund in exchange for shares of the Fund, followed by the complete liquidation of the MainStay MacKay International Equity Fund (the “Reorganization”). The Reorganization was completed on September 8, 2023. The shareholders of MainStay MacKay International Equity Fund received the same class of shares of the Fund in a tax free transaction, with the exception of Class B shares. The shares were issued at NAV on September 8, 2023.
The aggregate net assets of the Fund immediately before the Reorganization were $257,819,552, and the combined net assets after the Reorganization were $389,766,187.
33

Notes to Financial Statements (continued)
The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganization:
	Before Reorganization		After Reorganization
	MainStay MacKay International Equity Fund	MainStay PineStone International Equity Fund	MainStay PineStone International Equity Fund
Net Assets:
Class A	$ 51,702,622	$ 7,738,077	$ 59,440,699
Investor Class	13,692,939	53,291	13,728,842
Class B	952	—	— (a)
Class C	806,110	24,782	830,892
Class I	15,546,857	212,809,630	228,356,487
Class R1	114,043	24,793	138,836
Class R2	165,862	24,791	190,653
Class R3	754,368	24,789	779,157
Class R6	49,122,828	36,355,714	85,478,542
Class P	—	24,794	24,794
Shares Outstanding:
Class A	3,620,911	535,938	4,116,848
Investor Class	980,969	3,691	952,100
Class B	82	—	— (a)
Class C	69,816	1,717	57,560
Class I	1,077,324	14,712,716	15,787,559
Class R1	7,957	1,714	9,598
Class R2	11,611	1,714	13,181
Class R3	53,971	1,714	53,874
Class R6	3,407,545	2,502,365	5,883,500
Class P	—	1,714	1,714
Net Asset Value Per Share Outstanding:
Class A	$ 14.28	$ 14.44	$ 14.44
Investor Class	$ 13.96	$ 14.44	$ 14.44
Class B	$ 11.61	$ —	$ —
Class C	$ 11.55	$ 14.44	$ 14.44
Class I	$ 14.43	$ 14.46	$ 14.46
Class R1	$ 14.33	$ 14.47	$ 14.47
Class R2	$ 14.28	$ 14.46	$ 14.46
Class R3	$ 13.98	$ 14.46	$ 14.46
Class R6	$ 14.42	$ 14.53	$ 14.53
Class P	$ —	$ 14.47	$ 14.47
Total distributable earnings (loss)	$(28,522,925)	$ 51,130,678	$ 50,037,203

(a)	At the time of the Reorganization, Class B shareholders of the MainStay MacKay International Equity Fund received Investor Class shares of the MainStay PineStone International Equity Fund.

34	MainStay PineStone International Equity Fund

Assuming the Reorganization had been completed on April 1, 2023, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the period ended October 31, 2023, are as follows (Unaudited):
Net investment income (loss)	$ 2,843,951
Net realized and unrealized gain (loss)	(49,115,069)
Net change in net assets resulting from operations	$(46,271,118)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MainStay MacKay International Equity Fund that have been included in MainStay PineStone International Equity Fund's Statement of Operations since October 31, 2023.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay MacKay International Equity Fund, in the amount of $132,587,330 was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Note 11–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 12–Change in Independent Registered Public Accounting Firm
The Board has selected KPMG LLP (“KPMG”) to serve as the Fund’s independent registered public accounting firm for the fiscal period ended October 31, 2023. The decision to select KPMG was recommended by the Audit Committee and was approved by the Board on May 2, 2023. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, neither, the Fund, its portfolio nor anyone on its behalf consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
On August 28, 2023, the Predecessor Fund was reorganized into the Fund. As a result of this reorganization, Deloitte & Touche LLP (“Deloitte”) was effectively dismissed as the Predecessor Fund’s independent registered public accounting firm. The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of Deloitte.
Deloitte’s report on the Fund’s financial statements for the fiscal years ended March 31, 2023, and March 31, 2022, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Report of Independent Registered Public Accounting Firm
To the Shareholders of Fund and Board of Trustees
MainStay Fund Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay PineStone International Equity Fund (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and changes in net assets for the period of April 1, 2023 to October 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.
The statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the years in the two-year period ended March 31, 2023, and the financial highlights for each of the years in the five-year period ended March 31, 2023 were audited by another independent registered public accountant whose report, dated May 26, 2023, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 12, 2023
36	MainStay PineStone International Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Management Agreement with respect to the MainStay PineStone International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and PineStone Asset Management Inc. (“PineStone”) with respect to the Fund (together, “Advisory Agreements”), must be approved initially and, following an initial term of up to two years, the continuance of each is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its May 2, 2023 meeting, the Board, which was comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved each of the Advisory Agreements for an initial two-year period.
In reaching the decision to approve each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and PineStone in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between April 2023 and May 2023, as well as, with respect to the proposed Management Agreement, other information furnished to the Board throughout the year, as deemed relevant by the Trustees.  The Board also considered the advisory and sub-advisory fees charged with respect to a fund sub-advised by PineStone that follows investment strategies substantially similar to those proposed for the Fund and, to the extent applicable, any rationale for any differences in the Fund’s proposed management and subadvisory fees and such fees charged with respect to such other investment advisory client.  In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.  The Board also considered information and materials furnished by New York Life Investments and PineStone in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements, investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments and presentations from New York Life Investments personnel.  The Board also took into account other information received from New York Life Investments throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments.  The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive session with their independent legal counsel and for a portion thereof with senior management of New York Life Investments.  In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant and appropriate by the Trustees.
In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and PineStone; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of a product managed by such portfolio managers with investment strategies substantially similar to those proposed for the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and PineStone with respect to their relationships with the Fund; (iv) the extent to which any economies of scale may be realized if the Fund grows and the extent to which any economies of scale may be shared or benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to peer funds identified by New York Life Investments.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the Subadvisory Agreement.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from PineStone personnel, including a member of the proposed portfolio management team.  The Trustees noted

37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PineStone.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and subadvisory arrangements resulting from, among other things, the Board’s consideration of the management agreements and the subadvisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by New York Life Investments and PineStone
The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and considered that the Fund would operate in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services proposed to be provided pursuant to this structure, including overseeing the services to be provided by PineStone, evaluating the performance of PineStone, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments would devote significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of PineStone and ongoing analysis of, and interactions with, PineStone with respect to, among other things, the Fund’s investment performance and risks as well as PineStone’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis to be provided by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments would provide certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that PineStone proposed to provide to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated PineStone’s experience in managing other portfolios, including a mandate with investment strategies substantially similar to those proposed for the Fund, and PineStone’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at PineStone. The Board considered New York Life Investments’ and PineStone’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PineStone.  The Board also considered PineStone’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s proposed portfolio managers, including with respect to investment strategies substantially similar to those proposed for the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.  In addition, the Board considered information provided by PineStone regarding its business continuity plans.

38	MainStay PineStone International Equity Fund

Based on these considerations, among others, the Board concluded that the Fund would likely benefit from the nature, extent and quality of these services.
Investment Performance
In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations, and the relevance of performance was considered by the Trustees in that context.  The Board discussed with New York Life Investments and PineStone the Fund’s proposed investment process and strategies and associated risks.  Additionally, the Board considered the historical performance of an investment portfolio with investment strategies substantially similar to those proposed for the Fund. Based on these considerations, among others, the Board concluded that the Fund was likely to be sub-advised responsibly and capably by PineStone.
Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by New York Life Investments and PineStone
The Board considered the anticipated costs of the services to be provided under each of the Advisory Agreements. The Board also considered the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds.  With respect to the expected profitability of PineStone’s relationship with the Fund, the Board considered information from New York Life Investments that PineStone’s subadvisory fee reflected an arm’s-length negotiation and that this fee would be paid by New York Life Investments, not the Fund, and the relevance of PineStone’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the anticipated costs of the services to be provided by New York Life Investments and PineStone and the expected profits to be realized by New York Life Investments and its affiliates and PineStone, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and PineStone’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and PineStone and acknowledged that New York Life Investments and PineStone must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PineStone to be able to provide high-quality services to the Fund.  The Board recognized that the Fund would benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s expected profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and PineStone and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the potential benefits to PineStone from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to PineStone in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between PineStone and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and PineStone that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services to be provided to the Fund.
The Board observed that, in addition to fees to be earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the anticipated profitability of
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the relationship with the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to PineStone and its affiliates due to their relationship with the Fund are consistent with those expected for a subadvisor to a mutual fund.  With respect to PineStone, the Board considered that any profits realized by PineStone due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and PineStone, acknowledging that any such profits would be based on the subadvisory fee paid to PineStone by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses.  The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to PineStone would be paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by other investment advisers to similar mutual funds as the Fund. The Board reviewed fees of funds in the group of peer funds constructed by New York Life Investments for comparative purposes. In addition, the Board considered advisory and subadvisory fees charged with respect to a fund sub-advised by PineStone that follows investment strategies substantially similar to those of the Fund.  The Board considered the contractual management fee schedule of the Fund as compared to that of such other fund, taking into account any rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the funds in the MainStay Group of Funds.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the funds in the MainStay Group of Funds.
The Board considered the extent to which transfer agent fees may contribute to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s proposed management fee and estimated total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit any economies of scale to be appropriately shared with Fund shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.

40	MainStay PineStone International Equity Fund

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees and the evaluation thereof, the Board unanimously voted to approve each of the Advisory Agreements.
41

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal period ended October 31, 2023, the Fund designated approximately $436,614 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal period ended October 31, 2023 should be multiplied by 4.93% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay PineStone International Equity Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
44	MainStay PineStone International Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
45

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
46	MainStay PineStone International Equity Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
6092863MS139-23	MSPIE11-12/23
(NYLIM) NL550

MainStay PineStone Global Equity Fund

Message from the President and Annual Report
October 31, 2023
Special Notice:
Beginning in July 2024, new regulations issued by the Securities and Exchange Commission (SEC) will take effect requiring open-end mutual fund companies and ETFs to (1) overhaul the content of their shareholder reports and (2) mail paper copies of the new tailored shareholder reports to shareholders who have not opted to receive these documents electronically.
If you have not yet elected to receive your shareholder reports electronically, please contact your financial intermediary or visit newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
This year we are delighted to expand our roster of compelling, high-quality investment solutions to help our clients enhance their portfolios and position them for long-term success. Our goal is to enable investors to benefit from our partners’ institutional-quality credentials and experience.
During the reporting period from April 1, 2023, through October 31, 2023, interest rates and inflation were the primary forces driving equity market behavior. U.S. inflation levels, as measured by the Consumer Price Index, declined from 4.9% in April to 3.2% in October, down from the peak of 9.1% in June 2022, although well above the 2% target set by the U.S. Federal Reserve (the “Fed”). At the same time, the benchmark federal funds rate climbed to over 5%, its highest level since the financial crisis of 2007, as the Fed attempted to drive inflation still lower. Comments from Fed members reinforced the central bank’s hawkish stance in response to surprisingly robust U.S. economic growth and rising wage pressures, thus increasing the likelihood that interest rates would stay higher for longer. International developed markets exhibited similar dynamics of persistently elevated inflation and rising interest rates.
Despite this backdrop of high interest rates—along with political dysfunction in Washington D.C. and intensifying global geopolitical instability—U.S. equity markets managed to advance, supported by healthy consumer spending trends and persistent domestic economic growth. The S&P 500® Index, a widely regarded benchmark of large-cap U.S. market performance, gained ground, bolstered by the strong performance of energy stocks amid surging petroleum prices and mega-cap, growth-oriented, technology-related shares, which rose as investors flocked to companies creating the infrastructure for developments in artificial intelligence. Smaller-cap stocks and value-oriented shares produced milder returns. Among industry sectors, energy and information technology posted the strongest gains. Real estate declined most sharply under pressure from rising mortgage rates and weak levels of office occupancy, followed by utilities, as rising interest rates undermined the appeal of high-yielding stocks. International equities broadly trailed their U.S. counterparts, generally producing negative returns as economic growth in the rest of world lagged that of the United States, and as the U.S. dollar rose in value compared to most other global currencies.
In the face of today’s uncertain market environment, New York Life Investments is pleased to continue building on our multi-boutique approach, offering access to diverse, independent thinking that translates into thoughtful investment solutions. We remain dedicated to providing the guidance, resources and investment solutions you need to achieve your financial goals.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay PineStone Global Equity Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2023
Class	Sales Charge		Inception Date[1]	Seven Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.50% Initial Sales Charge	With sales charges	4/28/2017	-2.37%	10.45%	10.72%	10.29%	2.01%
		Excluding sales charges		-2.37	10.45	10.72	10.29	2.01
Class C Shares	Maximum 1.00% CDSC	With sales charges	8/28/2023	N/A	N/A	N/A	-6.78	2.85
	if Redeemed Within One Year of Purchase	Excluding sales charges		N/A	N/A	N/A	-5.84	2.85
Class I Shares[4]			4/28/2017	-2.19	10.77	11.02	10.57	1.76
Class P Shares			8/28/2023	N/A	N/A	N/A	-5.64	1.60
Class R6 Shares			8/28/2023	N/A	N/A	N/A	-5.64	1.60

1.	Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Effective August 25, 2023, the Fiera Capital Global Equity Fund (the "Predecessor Fund") was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund's historical performance. Performance figures for Class A shares and Class I shares reflect the historical performance of the then-existing Investor Class shares and Institutional Class shares, respectively, of the Predecessor Fund, which was subject to a different fee structure for periods prior to August 28, 2023. The Fund commenced operations on August 28, 2023.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Seven Months[1]	One Year	Five Years	Since Inception
MSCI World Index (Net)[2]	0.14%	10.48%	8.27%	7.98%
Morningstar Global Large-Stock Growth[3]	-3.63	9.54	7.61	7.29

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Morningstar Global Large-Stock Growth Category Average is a representative of funds that invest in a variety of international stocks and typically skew towards large caps that are more expensive or projected to grow faster than other global large-cap stocks. World large stock growth portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in developed markets, with the remainder divided among the globe's emerging markets. These portfolios are not significantly overweight U.S. equity exposure relative to the Morningstar Global Market Index and maintain at least a 20% absolute U.S. exposure. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay PineStone Global Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay PineStone Global Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2023 to October 31, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2023 to October 31, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/23	Ending Account Value (Based on Actual Returns and Expenses) 10/31/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$957.00	$5.72	$1,019.36	$5.90	1.16%
Class C Shares [3,4]	$1,000.00	$941.60	$3.46	$1,005.34	$3.57	2.00%
Class I Shares	$1,000.00	$958.30	$4.34	$1,020.77	$4.48	0.88%
Class P Shares [4,5]	$1,000.00	$943.60	$1.47	$1,007.39	$1.52	0.85%
Class R6 Shares [4,6]	$1,000.00	$943.60	$1.45	$1,007.41	$1.50	0.84%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 65 days for Class C, Class P, Class R6 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $10.16 for Class C shares and the ending account value would have been $1,015.12 for Class C shares.
4.	The inception date of the class was August 28, 2023.
5.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.33 for Class P shares and the ending account value would have been $1,020.92 for Class P shares.
6.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2023. Had these shares been offered for the full six-month period ended October 31, 2023, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $4.28 for Class R6 shares and the ending account value would have been $1,020.97 for Class R6 shares.
7

Country Composition as of October 31, 2023 (Unaudited)
United States	72.1%
United Kingdom	8.0
Taiwan	4.3
Switzerland	4.2
France	3.6
Denmark	2.8
Japan	2.7%
India	1.9
Other Assets, Less Liabilities	0.4
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Alphabet, Inc., Class A
3.	Moody's Corp.
4.	Mastercard, Inc., Class A
5.	AutoZone, Inc.
6.	UnitedHealth Group, Inc.
7.	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR
8.	TJX Cos., Inc. (The)
9.	LVMH Moet Hennessy Louis Vuitton SE
10.	Nestle SA (Registered)

8	MainStay PineStone Global Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Nadim Rizk, CFA, and Andrew Chan of PineStone Asset Management Inc., the Fund’s Subadvisor.
How did MainStay PineStone Global Equity Fund perform during the period from April 1, 2023, through October 31, 2023?
For the reporting period ended October 31, 2023, Class I shares of MainStay PineStone Global Equity Fund returned −2.19%, underperforming the 0.14% return of the Fund’s primary benchmark, the MSCI World Index (Net) (the “Index”). Over the same period, Class I shares outperformed the −3.63% return of the Morningstar Global Large-Stock Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the first half of the reporting period, equity markets moved slightly higher as banking fears subsided, and the U.S. government agreed to a debt-ceiling resolution. Mega-cap technology-related stocks led the market’s gains, bolstered by investor enthusiasm for developments in artificial intelligence (“AI”), a pause in U.S. Federal Reserve rate hikes, and abundant investment cash on the sidelines. Equity markets began to move lower in August, while oil prices and interest rates moved higher.
The Fund’s performance relative to the Index suffered primarily due to stock selection, as well as lack of exposure to the outperforming energy sector. Throughout the reporting period, the Fund’s focus remained on identifying high-quality companies with sustainable competitive advantages, operating in industries with high barriers to entry, and adding to durable pricing power.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Index, advantageous security selection in the health care and materials sectors provided the strongest positive contributions to the Fund’s performance. (Contributions take weightings and total returns into account.) Conversely, security selection in the consumer discretionary and information technology sectors detracted most significantly from the Fund's relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included software developer Microsoft and information company Alphabet. Microsoft reported strong earnings results despite a challenging macro spending environment. Shares also benefited from investor enthusiasm for artificial intelligence (“AI”), which the company began incorporating into key products. Alphabet, the parent company of search engine giant Google, gained ground as a perceived threat to Google’s search dominance from AI company ChatGPT largely dissipated, with Google continuing to deploy its own AI solutions and gain traction with users. Google’s advertising sales were bolstered by AI developments, and the company saw ongoing growth in its cloud division, as AI startups continued to use GCP (“Google Cloud Platform”). In addition, better cost controls supported the company’s strong financial results.
The most significant detractors from the Fund’s absolute performance during the reporting period included Mettler-Toledo, the largest global provider of scales and precision instruments, and LVMH Moët Hennessy - Louis Vuitton, Société Européenne (“LVMH”), a France-based manufacturer, distributor and retailer of high-end luxury products. The decline in Mettler-Toledo shares was driven by industrywide concerns of a slowdown in biopharmaceutical spending, and a normalization in demand as the pandemic wound down. LVMH underperformed after reporting quarterly results that fell below somewhat lofty consensus estimates, citing a slowdown in U.S. spending. The company’s management noted a decrease in the shopping appetites of aspirational customers versus prior periods; however, strong demand in Asia remained a tailwind for the business. There were no material changes to the Fund’s positions in either of these holdings, as we believe their long-term prospects remain intact.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund exited its position in Schindler Holding, a U.K.-based elevator, escalator and moving walkway company, in favor of more attractive risk-adjusted return opportunities. We prefer Otis, a U.S.-based elevator/escalator peer over Schindler, given Otis’ position as the number one industry player, its relatively attractive valuation, and its stronger record of execution in a challenging environment.
During the same period, the Fund also opted into the Johnson & Johnson exchange offer tendering Johnson & Johnson shares for Kenvue, the spinoff of the company’s consumer-products business. Kenvue includes popular brands such as Tylenol, Listerine and Band-Aid. The stock swap was offered at what we deemed to be an attractive 7% discount to Kenvue’s stock price. The Fund’s mid- to long-term position in Kenvue remains subject to continuous monitoring and adjustments as needed.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund’s exposure to the health care and communication services sectors increased, while

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

exposure to the industrials and consumer staples sectors decreased.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2023, the Fund held its largest overweight positions relative to the Index in the consumer discretionary and financials sectors. As of the same date, information technology and energy represented the Fund’s most significantly underweight sector positions.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay PineStone Global Equity Fund

Portfolio of Investments October 31, 2023†^
	Shares	Value
Common Stocks 99.2%
Denmark 2.8%
Novo Nordisk A/S, Class B (Pharmaceuticals)	6,668	$ 639,977
France 3.6%
LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,133	808,609
India 1.9%
HDFC Bank Ltd., ADR (Banks)	7,685	434,587
Japan 2.7%
Keyence Corp. (Electronic Equipment, Instruments & Components)	1,567	601,161
Switzerland 4.2%
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods)	4,434	521,073
Geberit AG (Registered) (Building Products)	925	428,918
		949,991
Taiwan 4.3%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	11,391	983,157
United Kingdom 8.0%
Diageo plc (Beverages)	17,479	660,078
InterContinental Hotels Group plc (Hotels, Restaurants & Leisure)	8,371	591,140
Intertek Group plc (Professional Services)	5,656	262,815
Spirax-Sarco Engineering plc (Machinery)	2,880	286,761
		1,800,794
United States 71.7%
Alphabet, Inc., Class A (Interactive Media & Services) (a)	10,686	1,325,919
AutoZone, Inc. (Specialty Retail) (a)	420	1,040,395
Becton Dickinson & Co. (Health Care Equipment & Supplies)	2,246	567,744
Carrier Global Corp. (Building Products)	10,168	484,607
CME Group, Inc. (Capital Markets)	3,369	719,147
	Shares	Value

United States (continued)
Graco, Inc. (Machinery)	7,032	$ 522,829
Johnson & Johnson (Pharmaceuticals)	3,854	571,702
Kenvue, Inc. (Personal Care Products)	7,205	134,013
Mastercard, Inc., Class A (Financial Services)	2,980	1,121,523
Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	472	465,014
Microsoft Corp. (Software)	5,531	1,870,086
Moody's Corp. (Capital Markets)	4,140	1,275,120
MSCI, Inc. (Capital Markets)	1,299	612,544
Nestle SA (Registered) (Food Products)	6,966	750,933
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	4,421	454,346
Oracle Corp. (Software)	6,477	669,722
Otis Worldwide Corp. (Machinery)	7,562	583,862
PepsiCo, Inc. (Beverages)	3,777	616,709
Sherwin-Williams Co. (The) (Chemicals)	2,430	578,850
TJX Cos., Inc. (The) (Specialty Retail)	9,388	826,801
UnitedHealth Group, Inc. (Health Care Providers & Services)	1,938	1,037,915
		16,229,781
Total Common Stocks (Cost $15,344,016)		22,448,057
Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
United States 0.4%
MainStay U.S. Government Liquidity Fund, 5.275% (b)	90,165	90,165
Total Short-Term Investment (Cost $90,165)		90,165
Total Investments (Cost $15,434,181)	99.6%	22,538,222
Other Assets, Less Liabilities	0.4	87,941
Net Assets	100.0%	$ 22,626,163

†	Percentages indicated are based on Fund net assets.
^	Industry and country classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of October 31, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2023†^ (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 854	$ (764)	$ —	$ —	$ 90	$ 1	$ —	90
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 22,448,057	$ —	$ —	$ 22,448,057
Short-Term Investment
Affiliated Investment Company	90,165	—	—	90,165
Total Investments in Securities	$ 22,538,222	$ —	$ —	$ 22,538,222

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay PineStone Global Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent
Banks	$ 434,587	1.9%
Beverages	1,276,787	5.6
Building Products	913,525	4.0
Capital Markets	2,606,810	11.5
Chemicals	578,850	2.6
Electronic Equipment, Instruments & Components	601,161	2.7
Financial Services	1,121,523	5.0
Food Products	750,933	3.3
Health Care Equipment & Supplies	567,744	2.5
Health Care Providers & Services	1,037,915	4.6
Hotels, Restaurants & Leisure	591,140	2.6
Interactive Media & Services	1,325,919	5.9
Life Sciences Tools & Services	465,014	2.0
Machinery	1,393,452	6.2
Personal Care Products	134,013	0.6
Pharmaceuticals	1,211,679	5.4
Professional Services	262,815	1.2
Semiconductors & Semiconductor Equipment	983,157	4.3
Software	2,539,808	11.2
Specialty Retail	1,867,196	8.2
Textiles, Apparel & Luxury Goods	1,784,029	7.9
	22,448,057	99.2
Short-Term Investment	90,165	0.4
Other Assets, Less Liabilities	87,941	0.4
Net Assets	$22,626,163	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2023
Assets
Investment in unaffiliated securities, at value (identified cost $15,344,016)	$22,448,057
Investment in affiliated investment companies, at value (identified cost $90,165)	90,165
Cash	17,835
Due from Prior Custodian	10,590
Receivables:
Dividends	83,663
Manager (See Note 3)	2,722
Other assets	13,220
Total assets	22,666,252
Liabilities
Payables:
Professional fees	26,417
Transfer agent (See Note 3)	6,139
Custodian	5,693
Shareholder communication	896
NYLIFE Distributors (See Note 3)	262
Trustees	19
Accrued expenses	663
Total liabilities	40,089
Net assets	$22,626,163
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,367
Additional paid-in-capital	16,222,564
16,223,931
Total distributable earnings (loss)	6,402,232
Net assets	$22,626,163
Class A
Net assets applicable to outstanding shares	$ 1,117,051
Shares of beneficial interest outstanding	67,812
Net asset value per share outstanding	$ 16.47
Maximum sales charge (5.50% of offering price)	0.96
Maximum offering price per share outstanding	$ 17.43
Class C
Net assets applicable to outstanding shares	$ 23,536
Shares of beneficial interest outstanding	1,431
Net asset value and offering price per share outstanding	$ 16.45
Class I
Net assets applicable to outstanding shares	$21,438,407
Shares of beneficial interest outstanding	1,294,764
Net asset value and offering price per share outstanding	$ 16.56
Class P
Net assets applicable to outstanding shares	$ 23,584
Shares of beneficial interest outstanding	1,424
Net asset value and offering price per share outstanding	$ 16.56
Class R6
Net assets applicable to outstanding shares	$ 23,585
Shares of beneficial interest outstanding	1,424
Net asset value and offering price per share outstanding	$ 16.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay PineStone Global Equity Fund

Statements of Operations for the period April 1, 2023 through October 31, 2023 and the year ended March 31, 2023
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $14,696, $16,140 respectively)	$ 216,440	$ 371,582
Dividends-affiliated	1,015	—
Total income	217,455	371,582
Expenses
Investment advisory (See Note 3)	120,667	222,282
Fund accounting and administration	21,551	50,979
12b-1—Class A (See Note 3)	1,701	—
12b-1—Class C (See Note 3)	43	—
12b-1—Investor Class (See Note 3)	—	2,639
Transfer agent (See Note 3)	24,930	45,259
Registration	32,209	37,023
Audit and tax	28,614	36,400
Custodian	21,651	16,790
Trustees	20,943	50,000
Chief compliance officer	8,434	21,000
Legal	16,444	49,291
Licensing	818	4,021
Miscellaneous	12,303	25,614
Total expenses before waiver/reimbursement	310,308	561,298
Expense waiver of fees and reimbursement of expenses (See Note 3)	(174,946)	(308,591)
Net expenses	135,362	252,707
Net investment income (loss)	82,093	118,875
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	$ 42,525	$ (635,915)
Foreign currency transactions	9,193	(5,835)
Net realized gain (loss)	51,718	(641,750)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(473,325)	(489,668)
Translation of other assets and liabilities in foreign currencies	(3,020)	4,948
Net change in unrealized appreciation (depreciation)	(476,345)	(484,720)
Net realized and unrealized gain (loss)	(424,627)	(1,126,470)
Net increase (decrease) in net assets resulting from operations	$(342,534)	$(1,007,595)

(a)	The Fund changed its fiscal year end from March 31 to October 31.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the period April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and March 31, 2022
	Period April 1, 2023 through October 31, 2023(a)	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 82,093	$ 118,875	$ 80,067
Net realized gain (loss)	51,718	(641,750)	2,052,189
Net change in unrealized appreciation (depreciation)	(476,345)	(484,720)	210,223
Net increase (decrease) in net assets resulting from operations	(342,534)	(1,007,595)	2,342,479
Distributions to shareholders:
Class A	—	(55,479)	(39,388)
Class I	—	(1,427,637)	(1,007,823)
Total distributions to shareholders	—	(1,483,116)	(1,047,211)
Capital share transactions:
Net proceeds from sales of shares	1,518,511	1,120,155	11,078,996
Net asset value of shares issued to shareholders in reinvestment of distributions	—	755,146	648,548
Cost of shares redeemed	(6,910,150)	(3,353,013)	(8,051,056)
Increase (decrease) in net assets derived from capital share transactions	(5,391,639)	(1,477,712)	3,676,488
Net increase (decrease) in net assets	(5,734,173)	(3,968,423)	4,971,756
Net Assets
Beginning of period	28,360,336	32,328,759	27,357,003
End of period	$22,626,163	$28,360,336	$32,328,759

(a)	The Fund changed its fiscal year end from March 31 to October 31.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay PineStone Global Equity Fund

Financial Highlights selected per share data and ratios
	April 1 2023 through October 31,	Year Ended March 31,
Class A	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 16.87	$ 18.23	$ 17.05	$ 11.63	$ 12.73	$ 11.60
Net investment income (loss) (b)	0.03	0.03	0.00‡	0.02	0.05	0.04
Net realized and unrealized gain (loss)	(0.43)	(0.51)	1.83	5.49	(0.63)	1.19
Total from investment operations	(0.40)	(0.48)	1.83	5.51	(0.58)	1.23
Less distributions:
From net investment income	—	(0.03)	(0.01)	(0.03)	(0.11)	(0.07)
From net realized gain on investments	—	(0.85)	(0.64)	(0.06)	(0.41)	(0.03)
Total distributions	—	(0.88)	(0.65)	(0.09)	(0.52)	(0.10)
Net asset value at end of period	$ 16.47	$ 16.87	$ 18.23	$ 17.05	$ 11.63	$ 12.73
Total investment return	(2.37)%(c)	(2.19)% (d)(e)	10.39% (d)(e)	47.37% (d)(e)	(5.26)% (d)(e)	10.75% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.31%††	0.19% (f)(g)	0.01% (f)(g)	0.10% (f)(g)	0.35% (f)(g)	0.72% (f)(g)
Net expenses	1.13%††(h)	1.15% (f)(g)	1.15% (f)(g)	1.15% (f)(g)	1.15% (f)(g)	1.15% (f)(g)
Expenses (before waiver/reimbursement)	2.28%††(h)	2.26%(g)	1.95%(g)	2.30%(g)	2.39%(g)	3.59%(g)
Portfolio turnover rate	7%	11%(e)	25%(e)	16%(e)	45%(e)	28%(e)
Net assets at end of period (in 000's)	$ 1,117	$ 1,104	$ 1,157	$ 996	$ 340	$ 144

#	The Fund changed its fiscal year end from March 31 to October 31.
‡	Less than one cent per share.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class C	2023
Net asset value at beginning of period	$ 17.59
Net investment income (loss) (a)	(0.02)
Net realized and unrealized gain (loss)	(1.12)
Total from investment operations	(1.14)
Net asset value at end of period	$ 16.45
Total investment return (b)(c)	(6.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	(0.71)%
Net expenses††(d)	2.00%
Expenses (before waiver/reimbursement)††(d)	2.94%
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	April 1 2023 through October 31,	Year Ended March 31,
Class I	2023 #(a)	2023	2022	2021	2020	2019
Net asset value at beginning of period	$ 16.93	$ 18.29	$ 17.11	$ 11.66	$ 12.74	$ 11.60
Net investment income (loss) (b)	0.06	0.07	0.05	0.05	0.08	0.11
Net realized and unrealized gain (loss)	(0.43)	(0.50)	1.82	5.52	(0.62)	1.15
Total from investment operations	(0.37)	(0.43)	1.87	5.57	(0.54)	1.26
Less distributions:
From net investment income	—	(0.08)	(0.05)	(0.06)	(0.13)	(0.09)
From net realized gain on investments	—	(0.85)	(0.64)	(0.06)	(0.41)	(0.03)
Total distributions	—	(0.93)	(0.69)	(0.12)	(0.54)	(0.12)
Net asset value at end of period	$ 16.56	$ 16.93	$ 18.29	$ 17.11	$ 11.66	$ 12.74
Total investment return	(2.19)%(c)	(1.92)% (d)(e)	10.58% (d)(e)	47.78% (d)(e)	(4.97)% (d)(e)	11.07% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%††	0.44% (f)(g)	0.26% (f)(g)	0.35% (f)(g)	0.60% (f)(g)	0.96% (f)(g)
Net expenses	0.88%††(h)	0.90% (f)(g)	0.90% (f)(g)	0.90% (f)(g)	0.90% (f)(g)	0.90% (f)(g)
Expenses (before waiver/reimbursement)	2.04%††(h)	2.01%(g)	1.70%(g)	2.05%(g)	2.14%(g)	3.34%(g)
Portfolio turnover rate	7%	11%(e)	25%(e)	16%(e)	45%(e)	28%(e)
Net assets at end of period (in 000's)	$ 21,438	$ 27,257	$ 31,172	$ 26,361	$ 15,613	$ 12,478

#	The Fund changed its fiscal year end from March 31 to October 31.
††	Annualized.
(a)	Beginning with the period ended October 31, 2023, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share data based on average shares outstanding during the period.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Based on net asset value as of end of period date.
(e)	Not annualized for periods less than one year.
(f)	The contractual and voluntary expense waivers pursuant to Note 3 of the financial statements are reflected in both the net expense and net investment income (loss) ratios.
(g)	Annualized, with the exception of non-recurring organizational costs.
(h)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay PineStone Global Equity Fund

Financial Highlights selected per share data and ratios
August 28, 2023^ through October 31,
Class P	2023
Net asset value at beginning of period	$ 17.68
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	(1.13)
Total from investment operations	(1.12)
Net asset value at end of period	$ 16.56
Total investment return (b)(c)	(6.33)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.44%
Net expenses††(d)	0.85%
Expenses (before waiver/reimbursement)††(d)	1.69%
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class P shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

August 28, 2023^ through October 31,
Class R6	2023
Net asset value at beginning of period	$ 17.68
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	(1.13)
Total from investment operations	(1.12)
Net asset value at end of period	$ 16.56
Total investment return (b)(c)	(6.33)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.45%
Net expenses††(d)	0.84%
Expenses (before waiver/reimbursement)††(d)	1.69%
Portfolio turnover rate	7%
Net assets at end of period (in 000’s)	$ 24

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Notes to Financial Statements
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-seven funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay PineStone Global Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Fiera Capital Global Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Fiera Capital, Inc. served as the investment advisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on August 28, 2023. Upon completion of the reorganization, the Class A and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for periods prior to August 28, 2023, refers to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	April 28, 2017
Class C	August 28, 2023
Class I	April 28, 2017
Class P	August 28, 2023
Class R6	August 28, 2023
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A shares at the end of the calendar quarter eight years after the date they were purchased. Class P shares are generally only available to investors that have a relationship with PineStone Asset Management Inc. and are invested directly with the Fund. An investment minimum of $5,000,000 for Class P shares applies and no subsequent investment minimum. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A shares. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation.
Effective at the close of business on August 25, 2023, the Fund changed its fiscal and tax year end from March 31 to October 31.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.

20	MainStay PineStone Global Equity Fund

The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period August 28, 2023 through October 31, 2023, there were no material changes to the fair value methodologies. Prior to August 28, 2023, the fair value methodologies belonged to the Predecessor Fund and may differ to the methodologies described above.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may
21

Notes to Financial Statements (continued)
include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2023, were fair valued in such a manner.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least annually and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

22	MainStay PineStone Global Equity Fund

(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(J) Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
23

Notes to Financial Statements (continued)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  Effective August 28, 2023, New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. PineStone Asset Management Inc. (“PineStone” or the “Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and PineStone, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.80% of the Fund's average daily net assets.
Prior to August 28, 2023, Fiera Capital, Inc. served as the Manager to the Fund. Under a previous Management Agreement, the Predecessor Fund paid Fiera a monthly fee in arrears that accrued daily at an annual rate of 0.80% of the average daily net assets of the Fund. During the period ended October 31, 2023, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.48%.
Effective August 28, 2023, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.10%; Class C, 2.00%; Class I, 0.85%; Class P, 0.85% and Class R6, 0.84%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Prior to August 28, 2023, the prior Manager contractually entered into an expense limitation and reimbursement agreement under which the Manager (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (taxes (including foreign transaction taxes), distribution fees, expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses, and any other expenses the exclusion of which may from time to time be deemed appropriate as an excludable expense and specifically approved by the Board), to the extent necessary to limit the ordinary operating expenses of the Fund from exceeding the amounts: Investor Class, 1.15%; and Institutional Class, 0.90%.
For the period August 26, 2023 through October 31, 2023, New York Life Investments earned fees from the Fund in the amount of $34,221 and waived fees and/or reimbursed certain class specific expenses in the amount of $42,751 and paid the Subadvisor in the amount of $17,110.
For the period April 1, 2023 through August 25, 2023, Fiera earned fees from the Fund in the amount of $86,446 and waived and/or reimbursed certain class specific expenses in the amount of $132,195.
Effective August 28,  2023, JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to August 28, 2023, these services were provided by UMB Fund Services ("UMB").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  Effective August 28, 2023, the Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I, Class R6 and Class P shares are not subject to a distribution and/or service fee.
Prior to August 28, 2023, under a distribution plan, the Investor Class of the Predecessor Fund paid distribution fees for the sale and distribution

24	MainStay PineStone Global Equity Fund

of Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Investor Class.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the period ended October 31, 2023, were $11.
During the period August 28, 2023 through October 31, 2023, the Fund was also advised that the Distributor did not retain any CDSCs on redemptions of Class C shares.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Effective August 28, 2023, NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the period August 26, 2023 through October 31, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 338	$—
Class C	10	—
Class I	6,486	—
Class P	—	—
Class R6	—	—
Prior to August 26, 2023, these services were provided by UMB.  The transfer agent expenses incurred by the Fund and any applicable waivers for the period April 1, 2023 through August 25, 2023, were as follows:
Class	Expense	Waived
Class A	$ 785	$—
Class C	—	—
Class I	17,311	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$23,542	2.1%
Class C	23,536	100.0
Class P	23,584	100.0
Class R6	23,585	100.0
Note 4-Federal Income Tax
As of October 31, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$15,694,852	$7,084,869	$(241,499)	$6,843,370
As of October 31, 2023, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$120,543	$(563,994)	$—	$6,845,683	$6,402,232
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.
As of October 31, 2023, for federal income tax purposes, capital loss carryforwards of $563,994, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$564
The Fund utilized $383 of capital loss carryforwards during the year ended October 31, 2023.
25

Notes to Financial Statements (continued)
During the period from April 1, 2023 through October 31, 2023 and the years ended March 31, 2023 and March 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2023 (a)	2023	2022
Distributions paid from:
Ordinary Income	$—	$ 125,758	$ 95,487
Long-Term Capital Gains	—	1,357,358	951,724
Total	$—	$1,483,116	$1,047,211

(a)	The Fund changed its fiscal year end from March 31 to October 31.
Note 5–Custodian
Effective August 28, 2023, JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to August 28, 2023, these services were provided by UMB Bank, N.A.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 25, 2023, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 23, 2024, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 25, 2023, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the period ended October 31, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended October 31, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the period ended October 31, 2023, purchases and sales of securities, other than short-term securities, were $1,707 and $7,015, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the period April 1, 2023 through October 31, 2023, the year ended March 31, 2023 and the year ended March 31, 2022, were as follows:
Class A(a)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	9,421	$ 165,573
Shares redeemed	(7,040)	(123,541)
Net increase (decrease)	2,381	$ 42,032
Year ended March 31, 2023:
Shares sold	2,307	$ 37,695
Shares issued to shareholders in reinvestment of distributions	3,392	52,775
Shares redeemed	(3,723)	(62,689)
Net increase (decrease)	1,976	$ 27,781
Year ended March 31, 2022:
Shares sold	19,210	$ 361,730
Shares issued to shareholders in reinvestment of distributions	1,865	37,403
Shares redeemed	(16,051)	(293,399)
Net increase (decrease)	5,024	$ 105,734

Class C(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,431	$ 25,000
Net increase (decrease)	1,431	$ 25,000

26	MainStay PineStone Global Equity Fund

Class I(d)	Shares	Amount
Period ended October 31, 2023:(b)
Shares sold	74,507	$ 1,277,938
Shares redeemed	(389,688)	(6,786,609)
Net increase (decrease)	(315,181)	$ (5,508,671)
Year ended March 31, 2023:
Shares sold	66,898	$ 1,082,460
Shares issued to shareholders in reinvestment of distributions	45,024	702,371
Shares redeemed	(205,976)	(3,290,324)
Net increase (decrease)	(94,054)	$ (1,505,493)
Year ended March 31, 2022:
Shares sold	531,081	$10,717,266
Shares issued to shareholders in reinvestment of distributions	30,375	611,145
Shares redeemed	(398,341)	(7,757,657)
Net increase (decrease)	163,115	$ 3,570,754

Class P(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,424	$ 25,000
Net increase (decrease)	1,424	$ 25,000

Class R6(c)	Shares	Amount
Period ended October 31, 2023:
Shares sold	1,424	$ 25,000
Net increase (decrease)	1,424	$ 25,000

(a)	Investor Class converted to Class A on August 25, 2023.
(b)	The Fund changed its fiscal year end from March 31 to October 31.
(c)	The inception date of the class was August 28, 2023.
(d)	Institutional Class converted to Class I on August 25, 2023.
Note 10–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 11–Change in Independent Registered Public Accounting Firm
The Board has selected KPMG LLP (“KPMG”) to serve as the Fund’s independent registered public accounting firm for the fiscal period ended October 31, 2023. The decision to select KPMG was recommended by the Audit Committee and was approved by the Board on May 2, 2023. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, neither, the Fund, its portfolio nor anyone on its behalf consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).
On August 28, 2023, the Predecessor Fund was reorganized into the Fund. As a result of this reorganization, Deloitte & Touche LLP (“Deloitte”) was effectively dismissed as the Predecessor Fund’s independent registered public accounting firm. The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of Deloitte.
Deloitte’s report on the Fund’s financial statements for the fiscal years ended March 31, 2023, and March 31, 2022, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended March 31, 2023 and March 31, 2022, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period ended October 31, 2023, events and transactions subsequent to October 31, 2023, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
27

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay PineStone Global Equity Fund (the Fund), including the portfolio of investments, as of October 31, 2023, the related statements of operations and changes in net assets for the period of April 1, 2023 to October 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.
The statement of operations for the year ended March 31, 2023, the statement of changes in net assets for each of the years in the two-year period ended March 31, 2023, and the financial highlights for each of the years in the five-year period ended March 31, 2023 were audited by another independent registered public accountant whose report, dated May 26, 2023, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and the transfer agent. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
December 12, 2023
28	MainStay PineStone Global Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Management Agreement with respect to the MainStay PineStone Global Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and PineStone Asset Management Inc. (“PineStone”) with respect to the Fund (together, “Advisory Agreements”), must be approved initially and, following an initial term of up to two years, the continuance of each is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its May 2, 2023 meeting, the Board, which was comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved each of the Advisory Agreements for an initial two-year period.
In reaching the decision to approve each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and PineStone in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between April 2023 and May 2023, as well as, with respect to the proposed Management Agreement, other information furnished to the Board throughout the year, as deemed relevant by the Trustees.  The Board also considered the advisory and sub-advisory fees charged with respect to a fund sub-advised by PineStone that follows investment strategies substantially similar to those proposed for the Fund and, to the extent applicable, any rationale for any differences in the Fund’s proposed management and subadvisory fees and such fees charged with respect to such other investment advisory client.  In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.  The Board also considered information and materials furnished by New York Life Investments and PineStone in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements, investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments and presentations from New York Life Investments personnel.  The Board also took into account other information received from New York Life Investments throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments.  The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive session with their independent legal counsel and for a portion thereof with senior management of New York Life Investments.  In addition, the Board considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant and appropriate by the Trustees.
In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and PineStone; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of a product managed by such portfolio managers with investment strategies substantially similar to those proposed for the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and PineStone with respect to their relationships with the Fund; (iv) the extent to which any economies of scale may be realized if the Fund grows and the extent to which any economies of scale may be shared or benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated overall total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated overall total ordinary operating expenses as compared to peer funds identified by New York Life Investments.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the Subadvisory Agreement.
Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve each of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process for the Fund, such as a presentation from PineStone personnel, including a member of the proposed portfolio management team.  The Trustees noted

29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and PineStone.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and subadvisory arrangements resulting from, among other things, the Board’s consideration of the management agreements and the subadvisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by New York Life Investments and PineStone
The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of mutual funds and considered that the Fund would operate in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services proposed to be provided pursuant to this structure, including overseeing the services to be provided by PineStone, evaluating the performance of PineStone, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments would devote significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of PineStone and ongoing analysis of, and interactions with, PineStone with respect to, among other things, the Fund’s investment performance and risks as well as PineStone’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis to be provided by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the MainStay Group of Funds, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments would provide certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that PineStone proposed to provide to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated PineStone’s experience in managing other portfolios, including a mandate with investment strategies substantially similar to those proposed for the Fund, and PineStone’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at PineStone. The Board considered New York Life Investments’ and PineStone’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and PineStone.  The Board also considered PineStone’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s proposed portfolio managers, including with respect to investment strategies substantially similar to those proposed for the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.  In addition, the Board considered information provided by PineStone regarding its business continuity plans.

30	MainStay PineStone Global Equity Fund

Based on these considerations, among others, the Board concluded that the Fund would likely benefit from the nature, extent and quality of these services.
Investment Performance
In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations, and the relevance of performance was considered by the Trustees in that context.  The Board discussed with New York Life Investments and PineStone the Fund’s proposed investment process and strategies and associated risks.  Additionally, the Board considered the historical performance of an investment portfolio with investment strategies substantially similar to those proposed for the Fund. Based on these considerations, among others, the Board concluded that the Fund was likely to be sub-advised responsibly and capably by PineStone.
Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by New York Life Investments and PineStone
The Board considered the anticipated costs of the services to be provided under each of the Advisory Agreements. The Board also considered the profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds.  With respect to the expected profitability of PineStone’s relationship with the Fund, the Board considered information from New York Life Investments that PineStone’s subadvisory fee reflected an arm’s-length negotiation and that this fee would be paid by New York Life Investments, not the Fund, and the relevance of PineStone’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the anticipated costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the anticipated costs of the services to be provided by New York Life Investments and PineStone and the expected profits to be realized by New York Life Investments and its affiliates and PineStone, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and PineStone’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and PineStone and acknowledged that New York Life Investments and PineStone must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and PineStone to be able to provide high-quality services to the Fund.  The Board recognized that the Fund would benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s expected profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and PineStone and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the potential benefits to PineStone from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to PineStone in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between PineStone and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and PineStone that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services to be provided to the Fund.
The Board observed that, in addition to fees to be earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the anticipated profitability of
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the relationship with the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to PineStone and its affiliates due to their relationship with the Fund are consistent with those expected for a subadvisor to a mutual fund.  With respect to PineStone, the Board considered that any profits realized by PineStone due to its relationship with the Fund would be the result of arm’s-length negotiations between New York Life Investments and PineStone, acknowledging that any such profits would be based on the subadvisory fee paid to PineStone by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses.  The Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to PineStone would be paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by other investment advisers to similar mutual funds as the Fund. The Board reviewed fees of funds in the group of peer funds constructed by New York Life Investments for comparative purposes. In addition, the Board considered advisory and subadvisory fees charged with respect to a fund sub-advised by PineStone that follows investment strategies substantially similar to those of the Fund.  The Board considered the contractual management fee schedule of the Fund as compared to that of such other fund, taking into account any rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of expense limitation arrangements on the Fund’s net expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s proposed transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s proposed transfer agent, would charge the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the funds in the MainStay Group of Funds.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the funds in the MainStay Group of Funds.
The Board considered the extent to which transfer agent fees may contribute to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of MainStay Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of MainStay Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s proposed management fee and estimated total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed expense structure would permit any economies of scale to be appropriately shared with Fund shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.

32	MainStay PineStone Global Equity Fund

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees and the evaluation thereof, the Board unanimously voted to approve each of the Advisory Agreements.
33

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2024, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2023. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 2023.
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay PineStone Global Equity Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay CBRE Global Infrastructure Megatrends Term Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Naïm Abou-Jaoudé* 1966	MainStay Funds: Trustee since 2023 MainStay Funds Trust: Trustee since 2023	Chief Executive Officer of New York Life Investment Management LLC (since 2023). Chief Executive Officer of Candriam (an affiliate of New York Life Investment Management LLC) (2007 to 2023).	81	MainStay VP Funds Trust:
Trustee since 2023 (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee
since 2023;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee
since 2023; and
New York Life Investment Management International (Chair) since 2015
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of his affiliation with New York Life Investment Management LLC and Candriam, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
35

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since 2021;
VanEck Vectors Group of Exchange-Traded Funds: Trustee since 2006 and Independent Chairman of the Board of Trustees from 2008 to 2022 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Karen Hammond 1956	MainStay Funds: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021); MainStay Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021)	Retired, Managing Director, Devonshire Investors (2007 to 2013); Senior Vice President, Fidelity Management & Research Co. (2005 to 2007); Senior Vice President and Corporate Treasurer, FMR Corp. (2003 to 2005); Chief Operating Officer, Fidelity Investments Japan (2001 to 2003)	81	MainStay VP Funds Trust: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since December 2021, Advisory Board Member (June 2021 to December 2021);
Two Harbors Investment Corp.: Director since 2018;
Rhode Island State Investment Commission: Member since 2017; and
Blue Cross Blue Shield of Rhode Island: Director since 2019
Susan B. Kerley 1951	MainStay Funds: Chair since January 2017 and Trustee since 2007; MainStay Funds Trust: Chair since January 2017 and Trustee since 1990***	President, Strategic Management Advisors LLC (since 1990)	81	MainStay VP Funds Trust: Chair since January 2017 and Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chair since January 2017 and Trustee since 2011;
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021; and
Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Independent Trustees
36	MainStay PineStone Global Equity Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alan R. Latshaw 1951	MainStay Funds: Trustee since 2006; MainStay Funds Trust: Trustee since 2007***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
Jacques P. Perold 1958	MainStay Funds: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	81	MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015);
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021;
Allstate Corporation: Director since 2015; and
MSCI Inc.: Director since 2017
Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007***	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
MainStay CBRE Global Infrastructure Megatrends Term Fund: Trustee since June 2021
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
Independent Trustees
37

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers (since 2017) and Senior Managing Director (since 2018), NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2018); President, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (since 2017)**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Kevin M. Gleason 1967	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since June 2022)	Vice President and Chief Compliance Officer, IndexIQ Trust, IndexIQ ETF Trust and Index IQ Active ETF Trust (since June 2022); Vice President and Chief Compliance Officer, MainStay CBRE Global Infrastructure Megatrends Term Fund, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since June 2022); Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (2012 to 2022)
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay CBRE Global Infrastructure Megatrends Term Fund (since 2021), MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust, MainStay CBRE Global Infrastructure Megatrends Term Fund and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, New York Life Insurance Company, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
38	MainStay PineStone Global Equity Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay PineStone U.S. Equity Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay PineStone International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
MainStay PineStone Global Equity Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
PineStone Asset Management Inc.
Montreal, Québec
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
6092876MS139-23	MSPGE11-12/23
(NYLIM) NL551

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). During the period covered by this report, no amendments were made to the provisions of the Code. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. A copy of the Code is filed herewith.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has “three audit committee financial experts” (as defined by Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, Karen Hammond and Susan B. Kerley. Mr. Latshaw, Ms. Hammond and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

MainStay Fiera SMID Growth commenced operations on July 24, 2023. MainStay PineStone U.S. Equity Fund, MainStay PineStone International Equity Fund and MainStay PineStone Global Equity Fund each commenced operations on August 28, 2023. Therefore, there is no information to report for the fiscal year ended October 31, 2022.

(a)    Audit Fees

The aggregate fees billed for the fiscal period ended October 31, 2023 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $175,400.

(b)    Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal period ended October 31, 2023.

(c)    Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 during the fiscal period ended October 31, 2023. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)    All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 during the fiscal period ended October 31, 2023.

(e)    Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal period ended October 31, 2023 is disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately (i) $252,428 for the fiscal period ended October 31, 2023.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal period ended October 31, 2023 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Section 302 Certifications are attached.

(a)(4)	Response to Item 13(a)(4) for MainStay Fiera SMID Growth, MainStay PineStone U.S. Equity Fund, MainStay PineStone International Equity Fund and MainStay PineStone Global Equity Fund are filed herewith.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	December 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	December 20, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2023